SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Under Rule 14a-12

INSIGNIA SOLUTIONS PLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
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(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
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(4) Date Filed:

INSIGNIA SOLUTIONS PLC
7575 E. Redfield Road, Suite 201
Scottsdale, AZ 85260

April[__], 2009

To our Shareholders:

You are cordially invited to attend the 2009 Annual General Meeting of Shareholders of Insignia Solutions plc (the “AGM”) to be held at 7575 E. Redfield Road, Suite 201, Scottsdale, AZ 85260 on June [__], 2009 at 9 a.m. local time.

The matters expected to be acted upon at the AGM are described in detail in the following Notice of Annual General Meeting and Proxy Statement.   Resolutions 8 and 10 to be acted upon are critical to the Company's ability to fulfill current obligations regarding the merger (the "Merger") of Jeode, Inc., a wholly-owned subsidiary of Insignia Solutions plc, with and into DollarDays International, Inc., which was consummated on June 23, 2008.

It is important you use this opportunity to take part in the affairs of your company by voting on the business to come before this meeting.  WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

The proxy card should be returned to Capita Registrars, not later than 9 a.m. on June [__], 2009, being 48 hours prior to the time fixed for the AGM, or, in the case of ADS holders, to the Bank of New York by 5:00 p.m. Eastern Daylight Time (“EDT”) on June [__], 2009 at BNY Mellon Shareholder Services, PO Box 3549, S. Hackensack, New Jersey 07606-9249, U.S.A.  Returning the proxy card does not deprive you of your right to attend the AGM and to vote your shares in person.

Transfer books of Insignia Solutions plc will not be closed prior to the AGM. Pursuant to appropriate action taken by the Board of Directors, the record date for determination of holders of ADS entitled to notice of and to vote at the AGM is _____________.  If you have sold or transferred all of your shares in Insignia Solutions plc, please send this document and the accompanying form of proxy at once to the buyer or transferee or to the shareholder or other agent who assisted you with the sale or transfer so that these documents can be forwarded to the buyer or transferee.

The Notice, Proxy Statement and Proxy Card enclosed herewith are sent to you by order of the Board of Directors.

Sincerely, Peter Engel Chief Executive Officer

INSIGNIA SOLUTIONS PLC
(Registered in England and Wales No. 01961960)

Notice of Annual General Meeting

Notice is hereby given that the Annual General Meeting (the "AGM") of Insignia Solutions plc (the "Company") will be held at 7575 E. Redfield Road, Suite 201, Scottsdale, AZ 85260 on June [ ], 2009 at 9 am for the following purposes:

Ordinary Business

To consider and, if thought fit, pass the following resolutions which will be proposed as ordinary resolutions:

1.	Report and accounts

To receive the audited financial statements of the Company for the years ended December 31, 2007 and December 31, 2006, together with the directors' report and the auditor's report on those financial statements.

2.	Appointment of UK auditors

To appoint MacIntyre Hudson as statutory auditors of the Company to hold office until the conclusion of the next general meeting at which accounts are laid before the Company and to authorize the directors to fix their remuneration.

3.	Appointment of U.S. independent accountants

To appoint Malone & Bailey LLP as U.S. independent accountants of the Company to hold office until the conclusion of the next general meeting at which accounts are laid before the Company and to authorize the directors to fix their remuneration.

.	Re-election of Vincent Pino

To re-elect Vincent Pino, as a director to a one year term who offers himself for re-election in accordance with the Company's articles of association.

5.	Election of Peter Engel

To elect Peter Engel as a director to a one year term who, having been appointed since the last Annual General Meeting, offers himself for re-election in accordance with the Company's articles of association.

6.	Election of Filipe Sobral

To elect Filipe Sobral as a director to a one year term who, having been appointed since the last Annual General Meeting, offers himself for re-election in accordance with the Company's articles of association.

7.	Election of Christopher Baker

To elect Christopher Baker as a director to a one year term who, having been appointed since the last Annual General Meeting, offers himself for re-election in accordance with the Company's articles of association.

8.	Election of Lawrence Schafran

To elect Lawrence Schafran as a director to a one year term who, having been appointed since the last Annual General Meeting, offers himself for re-election in accordance with the Company's articles of association.

Special Business

To consider and, if thought fit, pass the following resolutions of which Resolutions 9, 10, and 12 will be proposed as ordinary resolutions and Resolution 11 will be proposed as a special resolution.

9.	Increase in authorized share capital

That the authorized share capital of the Company be increased by £1,900,000 to £3,000,000 by the creation of an additional 190,000,000 ordinary shares of £0.01 each ranking pari passu in all respects with the existing ordinary shares of £0.01 each in the capital of the company.

10.	Directors' authority to allot shares

That, in substitution for any equivalent authorities and powers granted to the directors prior to the passing of this Resolution, the directors be and they are hereby generally and unconditionally authorized pursuant to Section 80, Companies Act 1985 (the "Act") to exercise all powers of the Company to allot relevant securities (as defined in section 80(2) of the Act) provided that this authority shall be limited to relevant securities up to an aggregate nominal amount of £1,900,000, and unless previously revoked, varied or extended, this authority shall expire on the date falling five years from the passing of this resolution, except that the Company may at any time before such expiry make an offer or agreement which would or might require relevant securities to be allotted after such expiry and the directors may allot relevant securities in pursuance of such an offer or agreement as if this authority had not expired.

10.	Directors' power to issue shares for cash

That the directors be and they are hereby empowered pursuant to section 95(1) of the Act to allot equity securities (as defined in section 94(2) of the Act) of the Company wholly for cash where such allotment is pursuant to the authority of the directors under section 80 of the Act conferred by Resolution 10 above as if Section 89(1) of the Act did not apply to such allotment provided that unless previously revoked, varied or extended, this power shall expire on the date falling five years after the date of the passing of this resolution except that the Company may before the expiry of this power make an offer or agreement which would or might require equity securities to be allotted after such expiry and the directors may allot equity securities in pursuance of such an offer or agreement as if this power had not expired.

(a) the power conferred by this Resolution shall be limited to:

(i) the allotment of equity securities in connection with an offer of equity securities to the holders of ordinary shares in the capital of the Company in proportion as nearly as practicable to their respective holdings of such shares, but subject to such exclusions or other arrangements as the directors may deem necessary or expedient in relation to fractional entitlements or legal or practical problems under the laws or requirements of any regulatory body or any stock exchange;  and

(ii) the allotment, otherwise than pursuant to sub-paragraph (a)(i) above, of equity securities up to an aggregate nominal value equal to £1,900,000; and

(b)
unless previously revoked, varied or extended, this power shall expire on the date falling five years after the date of the passing of this resolution except that the Company may before the expiry of this power make an offer or agreement which would or might require equity securities to be allotted after such expiry and the directors may allot equity securities in pursuance of such an offer or agreement as if this power had not expired.

11.	Adoption of 2009 Long Term Incentive Plan (the "Incentive Plan")

That the Company's Incentive Plan, the principal features of which are summarized on pages 17-24 of the proxy statement enclosed with this Notice, in the form of the Incentive Plan to be produced at the AGM and signed by the Chairman for the purposes of identification, be and the same is hereby approved, and the directors be and they are hereby authorized to do all acts and things as may be necessary to carry the same into effect.

By Order of the Board of Directors

Dated [  ] April 2009

Notes:

1.
All members registered in the register of members of the Company at the start of the AGM (or, if the AGM is adjourned, at the start of any adjourned AGM) who hold ordinary shares are entitled to attend, speak and vote at the AGM.  A member who is entitled to attend, speak and vote may appoint a proxy to attend, speak and vote instead of him.  A proxy need not also be a member of the Company but must attend the AGM in order to represent a member. A member may appoint more than one proxy provided each proxy is appointed to exercise rights attached to different shares (so a member must have more than one share to be able to appoint more than one proxy).  A form of proxy is enclosed. The notes to the form of proxy include instructions on how to appoint the Chairman of the AGM or another person as proxy.  To be effective the form must reach the Company at 7575 E. Redfield Road, Suite 201, Scottsdale, Arizona 85260 by 9 a.m on June [ ], 2009.

2.
A copy of the Incentive Plan proposed to be adopted pursuant to resolution 11 is available for inspection at the registered office of the Company during the usual business hours on any weekday (Saturday, Sunday and public holidays excluded) from the date of this notice until the conclusion of the AGM and will also be available for inspection at the place of the AGM from 9 a.m. on the day of the AGM until its conclusion.

3.
As at April [ ], 2009 (being the last business day prior to the publication of this Notice) the Company's issued share capital consists of 101,227,045 ordinary shares, carrying one vote each.  Therefore, the total voting rights in the Company as at April [ ], 2009 are 101,227,045 votes.

FORWARD LOOKING STATEMENTS

Information included in this Proxy Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act").  This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from the Company's future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology.  These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass.  The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors.

It is possible the assumptions made by the Company for purposes of such forward-looking statements may not be valid and that the results may not materialize.  These risk, uncertainties and contingencies include, but are not limited to, the following:

•	our ability to attract customers;
•	the anticipated benefits and risks associated with our business strategy;
•	our future operating results;
•	the anticipated size or trends of the markets in which we compete and the anticipated competition in those markets;
•	potential government regulation;
•	future capital requirements and our ability to satisfy our capital needs;
•	the potential for additional issuances of our securities;
•	the possibility of future acquisitions of businesses, products or technologies;
•	the results of upgrades to our infrastructure;
•	our belief that manufacturers will recognize us as an efficient wholesaler and liquidation solution;
•	our belief that we can maintain or improve upon customer service levels that we and our customers consider acceptable;
•	our belief that we can maintain sales at appropriate levels despite the seasonal nature of our business; and
•	our belief that we can successfully offer and sell a constantly changing mix of products and services.

The Company cautions you not to place undue reliance on these forward-looking statements.  Such forward-looking statements relate only to events as of the date on which the statements are made.  The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, even if the experience of future changes make it clear that any projected results or events expressed or implied therein will not be realized.  You are advised, however, to consult any further disclosures the Company makes in future public statements and press releases.

INSIGNIA SOLUTIONS PLC
7575 E. Redfield Road, Suite 201
Scottsdale, AZ 85260

PROXY STATEMENT

April [ ], 2009

This Proxy Statement is for holders of ordinary shares of £0.01 each and holders of American Depositary Shares ("ADSs") evidenced by American depositary receipts of Insignia Solutions plc ("Insignia" or the "Company"), a company organized under the laws of England and Wales.  This proxy statement is furnished by the Board of Directors of Insignia (the "Board") in connection with the solicitation of specific voting instruction from the holders of ADSs and proxies from holders of ordinary shares for voting at the Annual General Meeting (the "AGM" or the "Annual General Meeting") of Insignia to be held at 7575 E. Redfield Road, Suite 201, Scottsdale, AZ 85260, on June [__], 2009 at 9 a.m. local time.  All proxies will be voted in accordance with the instructions contained therein and, if no choice is specified, the person or persons appointed as proxy will vote or abstain from voting, at their discretion.

At April 1, 2009, Insignia had 101,227,045 ordinary shares issued and entitled to vote, of which approximately 99% were held in the form of ADSs.  Each ADS represents one ordinary share.  A minimum of two persons present in person, by corporate representative or by proxy holding together not less than one-third of the ordinary shares then in issue will constitute a quorum for the transaction of business at the AGM. This proxy statement and the accompanying form of proxy were first mailed to shareholders on or about ________, 2009.

VOTING RIGHTS AND SOLICITATION OF PROXIES

Holders of ordinary shares entitled to attend and vote at the AGM may appoint a proxy to attend and, on a poll of such holders, to vote in their place.  A proxy need not be a shareholder of Insignia.  Voting will be by a poll on all the resolutions to be considered.  Holders of Insignia's ordinary shares are entitled to one vote for each ordinary share held.  Holders of ADS Shares are entitled to one vote for each ADS held.  Shares may not be voted cumulatively.

Resolutions 1 through 8 in the notice of AGM (the "Notice") comprise the ordinary business of the AGM and are ordinary resolutions, which require the affirmative vote of a majority of the votes cast at the AGM in person or by proxy.  Resolutions 9 through 10 and resolution 12 in the notice are items of special business which are again proposed as ordinary resolutions, requiring the same majority.  Resolution 11 in the notice is an item of special business proposed as a special resolution which requires the affirmative vote of at least 75% of the votes cast at the AGM in person or by proxy.  Insignia will tabulate all votes and will separately tabulate, for each resolution, affirmative and negative votes, abstentions and broker non-votes.  Abstentions and broker non-votes will not be counted in determining the votes.  A form of proxy is enclosed which, to be effective, must be signed, dated and deposited with Capita Registrars not less than 48 hours before the time of the AGM, together with the power of attorney or other authority (if any) under which it is signed.  Holders of ADSs should complete and return the voting instruction form provided to them to Bank of New York in accordance with the instructions contained therein, so that it is received on or before June [ ],  2009.  The close of business on _________, 2009 has been fixed as the record date for the determination of the holders of ADSs entitled to provide voting instructions to The Bank of New York, as depositary.

Insignia will pay the expenses of soliciting proxies and voting instructions.  Following the original mailing of the proxies and other soliciting materials, Insignia and/or its agents may also solicit proxies and voting instructions by mail, telephone, telegraph or in person.  Following the original mailing of the proxies and other soliciting materials, Insignia will request that brokers, custodians, nominees, The Bank of New York, as depositary, and other record holders of Insignia's ordinary shares or ADSs forward copies of the proxies and other soliciting materials to persons for whom they hold ordinary shares or ADSs and request authority for the exercise of proxies and/or voting instructions.  In such cases, Insignia, upon the request of the record holder, will reimburse such holder for their reasonable expenses.

REVOCABILITY OF PROXIES

Any person signing a proxy in the form accompanying this proxy statement has the power to revoke it at any time prior to one hour before the commencement of the AGM by written instrument delivered to Capita Registrars, or, in the case of ADS holders, to the Bank of New York  stating that the proxy is revoked, by attendance at the AGM and voting in person or by duly filing a replacement proxy.  Please note, however, that if a person's shares are held of record by a broker, bank or other nominee and that person wishes to vote at the AGM, the person concerned should ensure that the broker, bank or other nominee duly appoints such person as its proxy in order that he or she may do so.

As described further herein, the Board has approved the matters set forth in Resolutions 1 through 12 and believes they are fair to, and in the best interests of, the Company and its shareholders.  The Board recommends a vote "for" each of these resolutions.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL GENERAL MEETING AND THE RESOLUTIONS

INFORMATION ABOUT ANNUAL GENERAL MEETING

When is the Annual General Meeting?

June [__], 2009, 9 a.m. (local time).

Where will the Annual Meeting be held?

The Annual General Meeting will be held at Insignia’s international headquarters located at 7575 E. Redfield Road, Suite 201, Scottsdale, AZ 85260.

What is being considered at the AGM?

At the AGM, shareholders will be considering the resolutions set out in the Notice of Annual General Meeting appearing on pages 6-24 of this Proxy Statement.

Who is entitled to vote at the AGM?

Holders of ordinary shares and holders of American Depositary Shares (“ADS”).

YOUR BOARD HAS APPROVED EACH OF THE RESOLUTIONS SET FORTH HEREIN.

How do I vote?

You may vote either in person at the AGM, or by completing and returning a proxy setting out your voting intentions.  Your proxy will be entitled to attend, speak and vote at the AGM on your behalf. Voting in respect of each resolution will be taken on a poll.

What if I return my proxy card but do not include voting instructions?

Proxies that are signed and returned but do not include voting instructions will be voted FOR all of the resolutions proposed in the Notice.

What does it mean if I receive more than one proxy card?

It means you have multiple accounts with brokers and/or the Company's transfer agent. Please vote all of these ordinary shares. It is recommended that you contact your broker and/or the Company's transfer agent to consolidate as many accounts as possible under the same name and address. The Company's transfer agent in the case of ordinary shares is Capita Registrars and their telephone number is +44 871 664 0300 and in the case of ADSs, Bank of New York is the transfer agent and their telephone number is +1 212 815-8257.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote customers' un-voted shares on certain "routine" matters.  None of the increase in the Company's authorized share capital, the granting to the directors of authority to allot shares and to disapply pre-emption rights, or the adoption of the 2009 Stock Incentive Plan are considered "routine" matters. When a brokerage firm votes its customers' un-voted shares, these shares are counted for the purposes of establishing a quorum.

How do I vote if I hold shares registered in the name of a broker or bank?

If, on ________, 2009, your shares were not held in your name, but rather were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in "street name" and a Notice of Proxy Materials was forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the AGM. However, as a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares held in your account. You are also invited to attend the AGM. However, since you are not the shareholder of record, you may not vote your shares in person at the AGM unless you request and obtain a valid proxy from your broker or other agent and bring such proxy to the AGM. If you want to attend the AGM, but not vote, you must provide proof of beneficial ownership as of the record date, such as your most recent account statement prior to ________, 2009, a copy of the voting instruction card provided by your broker or other agent, or other similar evidence of ownership. Whether or not you plan to attend the AGM, you are urged to vote by proxy in advance of the AGM to ensure your vote is counted.

Can I change my mind after I return my proxy?

Yes. You may change your vote at any time before one hour prior to the commencement of the AGM. If you are a shareholder of record, you can do this by giving written notice to Capita Registrars, or, in the case of ADS holders, to the Bank of New York  by submitting another proxy with a later date, or by attending the AGM and voting in person. If you are a shareholder in "street" or "nominee" name, you should consult with the bank, broker or other nominee regarding that entity's procedures for revoking your voting instructions.

How many shareholders must be present to hold the AGM?

You are counted as present at the AGM if you attend the AGM in person (or, in the case of a corporation, a duly authorized corporate representative attends in person) or if you properly return a proxy by mail and your proxy attends and votes at the AGM. In order for us to conduct the Company's meeting, two members holding at least one third of the Company's issued and outstanding ordinary share capital must be present in person, by corporate representative or by proxy at the AGM. This is referred to as a quorum. On April 1, 2009, there were 101,227,045 ordinary shares outstanding.

What vote is required to approve the ordinary business?

Resolutions 1 through 8 are ordinary resolutions, which will require the approval of more than fifty (50%) percent of the votes exercised in person or by proxy at the AGM.  Abstentions or "broker non-votes" are not counted as a vote under English law and will therefore not be counted in determining the number of votes exercised at the AGM.

What vote is required to approve the increase in authorized share capital?

The resolution proposing the increase in authorized share capital is an ordinary resolution, which will require the approval of more than fifty percent (50%) of the votes exercised in person or by proxy at the AGM.  Abstentions or "broker non-votes" are not counted as a vote under English law and will therefore not be counted in determining the number of votes exercised at the AGM.

What vote is required to grant authority to the directors to allot shares?

The resolution proposing to grant the directors authority to allot shares is an ordinary resolution, which will require the approval of more than fifty percent (50%) of the votes exercised in person or by proxy at the AGM.  Abstentions or "broker non-votes" are not counted as a vote under English law and will therefore not be counted in determining the number of votes exercised at the AGM.

What vote is required to grant authority to the directors to issue shares for cash free of statutory pre-emption rights?

The resolution proposing to grant the directors authority to issue shares for cash free of statutory pre-emption rights is a special resolution, which will require the approval of seventy-five percent (75%) or more of the votes exercised in person or by proxy at the AGM.  Abstentions or "broker non-votes" are not counted as a vote under English law and will therefore not be counted in determining the number of votes exercised at the AGM.

What vote is required to approve the 2009 Long-Term Incentive Plan?

The resolution proposing the approval of the 2009 Long-Term Incentive Plan is an ordinary resolution, which will require the approval of more than fifty percent (50%) of the votes exercised in person or by proxy at the AGM.  Abstentions or "broker non-votes" are not counted as a vote under English law and will therefore not be counted in determining the number of votes exercised at the AGM.

Who will bear the costs of this solicitation?

The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding ordinary shares or ADSs in their names shares beneficially owned by others to forward to the beneficial owners. The Company may reimburse persons representing beneficial owners of ordinary shares or ADSs for their costs of forwarding solicitation materials to the beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile or personal solicitation by the Company's directors, officers or other regular employees.

How can I find out the results of the voting at the Annual General Meeting?

Preliminary voting results will be announced at the Annual General Meeting. Final voting results will be published in the Company's quarterly report or on a Current Report on Form 8-K.

EXPLANATORY NOTES RELATING TO THE BUSINESS TO BE CONDUCTED AT THE ANNUAL GENERAL MEETING

RESOLUTION 1
RECEIPT OF STATUTORY DIRECTORS' REPORT AND ACCOUNTS

At the AGM, shareholders will receive the U.K. statutory accounts of Insignia in respect of the financial years ended December 31, 2007 and December 31, 2006, together with Directors' and Auditors' reports relating to those accounts.  It is a U.K. legal requirement that the accounts and the reports are laid before the shareholders of Insignia in a general meeting, following which they will be approved and signed on behalf of the Board and delivered to Companies House in the U.K.    The U.K. statutory Directors' Report and Accounts are attached hereto beginning on page F-1.

THE BOARD RECOMMENDS A VOTE "FOR" RESOLUTION 1

RESOLUTION 2
RE-APPOINTMENT OF U.K. AUDITORS

Insignia has selected MacIntyre Hudson as its U.K. statutory auditors and independent accountants to perform the audit of Insignia's financial statements for the year ending December 31, 2008.  The shareholders are being asked to reappoint MacIntyre Hudson until the conclusion of the Company's next annual general meeting at which accounts are laid before the Company and to authorize the Board to determine their remuneration.  A representative of MacIntyre Hudson is expected to attend the AGM telephonically, will have the opportunity to make a statement at the AGM if they desire to do so and are expected to be available to respond to appropriate questions.

The following is a summary of fees paid to MacIntyre Hudson for services rendered:

Audit Fees

The aggregate fees billed or expected to be billed for professional services rendered by MacIntyre Hudson for the years ended December 31, 2008 and December 31, 2007, for the annual audit of the Company's financial statements for such years amounted to approximately $34,200 and $31,300, respectively.

Audit-Related Fees

The aggregate fees billed or expected to be billed for audit–related services not reported as Audit Fees rendered by MacIntyre Hudson for the years ended December 31, 2008 and December 31, 2007 for (a) the audit of the Company's financial statements and other documents presented to Companies House  and (b) reviews of SEC filings amounted to approximately $1,300 and $9,600, respectively.

Tax Fees

The aggregate fees billed or expected to be billed for tax services rendered by MacIntyre Hudson for the years ended December 31, 2008 and December 31, 2007 amounted to approximately $3,800 and $6,100, respectively. The Company did not receive tax services for the years ended December 31, 2008 and December 31, 2007.

All Other Fees

The Company did not receive products and services provided by MacIntyre Hudson, other than those discussed above, for the fiscal years ended December 31, 2008 and December 31, 2007.

Pre-Approval Policy

All services rendered as of today's date were approved by the Board.  On a going-forward basis, the audit committee will pre-approve all auditing services and permitted non-audit services to be performed for us by MacIntyre Hudson, including the fees and terms thereof (subject to the de minimus exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).  The audit committee may form and delegate authority to subcommittees of the audit committee consisting of one or more members and when appropriate, shall be presented to the full audit committee at its next scheduled meeting.

THE BOARD RECOMMENDS A VOTE "FOR" RESOLUTION 2

RESOLUTION 3
APPOINTMENT OF U.S. INDEPENDENT ACCOUNTANTS

Effective as of September 12, 2008, Insignia selected Malone & Bailey PC as its U.S. independent accountants to perform the audit of Insignia's financial statements for the fiscal years ending December 31, 2008 and December 31, 2007. The shareholders are being asked to ratify such appointment.  A representative of Malone & Bailey LLP will be available to attend the AGM telephonically to respond to appropriate questions and will be given the opportunity to make a statement if they desire to do so.

Until September 12, 2008, the Company previously engaged Burr, Pilger & Mayer LLP as its U.S. independent accountants.  Burr, Pilger & Mayer LLP has not performed any audit related services regarding the Company's financial statements since June 1, 2007 relating to the consolidated financial statements for the fiscal year ended December 31, 2006.

The following is a summary of fees paid to Malone & Bailey PC for services rendered:

Audit Fees

The aggregate fees billed or expected to be billed for professional services related to the audit of the financial statements for the years ended December 31, 2008 and December 31, 2007 by Malone & Bailey PC was approximately $123,536 and $110,959, respectively.

Audit-Related Fees

The aggregate fees billed or expected to be billed for audit–related services not reported as audit fees rendered by Malone & Bailey PC for the years ended December 31, 2008 and December 31, 2007 amounted to approximately $96,268 and $0, respectively.  These fees were associated with the required audits of the historical financials of DollarDays, LLC due to the reverse merger between Insignia and DollarDays.

Tax Fees

The aggregate fees billed or expected to be billed for tax services rendered by Malone & Bailey PC for the years ended December 31, 2008 and December 31, 2007 amounted to approximately $0.  The Company did not receive tax services for the years ended December 31, 2008 and December 31, 2007.

All Other Fees

The Company did not receive products and services provided by Malone & Bailey PC, other than those discussed above, for the fiscal years ended December 31, 2008 and December 31, 2007.

Pre-Approval Policy

All of the foregoing services were approved by the Board.  On a going-forward basis, the audit committee will pre-approve all auditing services and permitted non-audit services to be performed for us by Malone & Bailey LLP, including the fees and terms thereof (subject to the de minimus exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).  The audit committee may form and delegate authority to subcommittees of the audit committee consisting of one or more members, and when appropriate, certain matters shall be presented to the full audit committee at its next scheduled meeting.

THE BOARD RECOMMENDS A VOTE "FOR" RESOLUTION 3

RESOLUTIONS 4 THROUGH 8
RE-APPOINTMENT OF DIRECTORS

At the AGM, shareholders will be asked to re-elect Vincent Pino and re-appoint Peter Engel, Filipe Sobral, Christopher Baker and Lawrence Schafran, who, in accordance with the Company's existing Articles of Association, offer themselves for election following their appointment by the Board of the Company.
Brief biographical details of each of the directors standing for re-election or re-appointment are set out below:

Vincent S. Pino, Director.  Mr. Pino was appointed a director of Insignia in October 1998. In 2003 he co-founded Center Pointe Sleep Associates, LLC, a privately held developer and operator of independent diagnostic sleep labs, and currently serves as its Chairman.  From February 1998 until his retirement in November 2000, he served as President of Alliance Imaging, a provider of diagnostic imaging and therapeutic services. Mr. Pino began his association with Alliance in 1988 as Chief Financial Officer. From 1991 through 1993, Mr. Pino held the position of Executive Vice President and Chief Financial Officer. Mr. Pino received an MBA and a B.S. degree in finance from the University of Southern California in 1972 and 1970, respectively.

Peter Engel, President, Chief Executive Officer and Chairman of the Board of Directors.  On June 23, 2008, pursuant to the transactions contemplated by the Merger Agreement and concurrent with the completion of the Merger, Peter Engel was appointed Chief Executive Officer and Chairman of the Board of Directors of Insignia.  Mr. Engel, 73, has served as the Chairman and Chief Executive Officer of DollarDays since February 2007. From 2003 through 2006, Mr. Engel was President of Affinity Publishing, a book packaging company.  From 1998 to 2000 he was the president of the audio book division of NewStar Media, Inc. (formerly a Nasdaq company).  From 1992 to 1998 he was the president and CEO of Affinity Communications Corp., a West Coast publishing and book concept developer whose books were published by many major publishers, including Crown, Harper Collins, Little Brown, McGraw Hill, Penguin, Pocket, Putnam, Random House, Regnery, St. Martins Press, Simon & Schuster and Viking. In 1980, Mr. Engel founded and became the president and CEO of The American Consulting Corporation (“ACC”), a marketing services firm. ACC’s clients included Campbell Soup, Carter-Wallace, Coors, Citicorp, Clorox, Dunkin’ Donuts, Frito-Lay, Gillette, Johnson and Johnson, Kraft, Mattel, Nestle, Nike, Ocean Spray, PepsiCo, Quaker, and Seagram as well as over forty other companies. Mr. Engel took ACC public in 1987 and sold it in 1988. From 1971 to 1980, Mr. Engel was a Group Vice President at Colgate Palmolive.  Mr. Engel is a former Associate Professor at the University of Southern California entrepreneurial program. Under his own name, he is the author of three novels, five business books and several gift books. In addition, he has ghost-written a number of books on alternative health and other issues. He holds a Bachelors of Commerce from McGill University in Montreal, and has completed the course work, but not the dissertation, for a PhD in history at New York’s Columbia University.

Filipe Sobral, Director.   Mr. Sobral was appointed Director of Insignia in June 2008 and currently serves as Controller and US Investments Manger for Amorim Holding II SGPS, SA, a Portugal based investment firm. From 2001 to 2007, Mr. Sobral held several positions with Valeo, SA, one of Europe’s largest automotive suppliers, including CFO positions at manufacturing facilities in Brazil and Portugal.  Prior to Valeo, Mr. Sobral served as CFO of a privately held construction company in Portugal.  He holds a BA in Economics and Business Administration from Universidade do Porto and an MBA from Salvador da Bahia.

Christopher Baker, Director.   Mr. Baker served as Chairman of DollarDays from October 2001 to March 2007 and was appointed to the Board of Directors of Insignia in June, 2008.  From 2003 through the present date, Mr. Baker has served as managing partner of C.P. Baker & Company.  Mr. Baker founded C.P. Baker & Company in 1990 after working as a derivatives sales trader for companies such as Donaldson, Lufkin and Jenrette and Goldman Sachs. At C.P. Baker & Company, Christopher Baker started, built and invested in companies spanning a wide range of industries, including nutrition, wholesale e-commerce, retail, marketing, education, consumer health and entertainment.  Christopher Baker is an employee and registered representative of C.P. Baker Securities, Inc., a registered broker-dealer and FINRA member. Mr. Baker received a Bachelor of Arts from Tufts University in 1974 and received his Masters in Business from Harvard Business School in 1978.

Lawrence Schafran, Director. Mr. Schafran was appointed a Director and Chairman of the Company’s Audit Committee in July 2008. Mr. Schafran has extensive experience in the financial markets, complex litigation and corporate governance, and is a member of the Board of Directors of other publicly-traded companies. Since July 2003, Mr. Schafran has served as a Managing Director of Providence Capital, Inc., a private New York City based investment firm, specializing in small-cap mining and oil/gas exploration firms. From 1999 through 2002, Mr. Schafran served as Trustee, Chairman/Interim-CEO/President and Co- Liquidating Trustee of the Special Liquidating Trust of Banyan Strategic Realty Trust. He also currently serves as a Director of SulphCo, Inc. (ASE: SUF), New Frontier Energy, Inc. (OBB: NFEI.OB), RemoteMDx, Inc. (OBB: REDX.OB), Tarragon Corporation (PNK: TARRQ.PK), Nat'l Patent Development Corp. (OBB: NPDV.OB)) and Taurex Resources, plc (AIM: CDL.LN). Mr. Schafran received a Bachelor of Arts in Finance and a Masters in Business Administration from the University of Wisconsin.
THE BOARD RECOMMENDS A VOTE "FOR" RESOLUTIONS 4 THROUGH 8

RESOLUTION 9
INCREASE IN AUTHORIZED SHARE CAPITAL

The directors wish to increase the authorized share capital of the Company so that further shares can be issued. It is proposed to increase the authorized share capital from 110,000,000 to 300,000,000 ordinary shares which will leave approximately 43% of the authorized share capital available for issue after the issuance of the Merger Consideration and other share issuances, options and restricted stock grants as discussed herein. Other than expressly set forth herein, the directors have no current plans to issue further ordinary shares.

Currently, the Company is unable to issue all of the Merger Consideration or to issue new ordinary shares, options or warrants, as the Company's authorized share capital is inadequate.  This resolution would enable us to issue new ordinary shares, as required under the terms of the Merger, as well as enable us to issue shares in the future whether pursuant to a financing or acquisition transaction or in the ordinary course of the Company's business.

On June 23, 2008, Insignia and its wholly-owned subsidiary, Jeode, Inc., entered into an Agreement and Plan of Merger (the "Merger Agreement") with DollarDays International, Inc., a Delaware corporation ("DollarDays"), providing for the merger of DollarDays into Jeode (the "Merger").  The Merger was completed on June 23, 2008.  Under the terms of the Merger Agreement, Insignia will (1) issue American Depositary Shares ("ADSs") representing 73,333,333 ordinary shares to DollarDays' shareholders, (2) issue a warrant for 8,551,450 ordinary shares to Peter Engel, the chief executive officer of DollarDays, (3) issue a warrant for 3,603,876 ordinary shares to a financial advisor to DollarDays, and (4) issue options to purchase 6,213,142 ADSs, in replacement of outstanding DollarDays options (collectively, the "Merger Consideration").

At the time of the Merger, Insignia's authorized capital consisted of 110,000,000 ordinary shares, of which 50,934,080 ordinary shares, including ordinary shares underlying ADSs, were issued and outstanding.  Pursuant to the terms of the Merger Agreement, Insignia was required to issue 73,333,333 ordinary shares in the form of ADSs to DollarDays shareholders and reserve 19,515,859 ordinary shares underlying options and warrants.

As a result of Insignia not having enough authorized capital to issue all of the Merger Consideration, as a closing condition to the Merger Agreement, Insignia was required to (1) issue 46,978,375 ADSs to DollarDays shareholders at the time of closing of the Merger, and (2) take all necessary actions, including obtaining shareholder approval from Insignia shareholders as may be required to increase the authorized share capital of Insignia as may be necessary to authorize and deliver all of the remaining Merger Consideration.

As of the date of this prospectus, Insignia has issued 44,695,981 ADSs to DollarDays shareholders and   Insignia must issue the remaining 28,637,352 ADSs and 20,086,821 options and warrants to DollarDays shareholders and various other individuals.

In addition, pursuant to the Merger Agreement, Insignia agreed to issue approximately 7,682,926 ADSs to an investor in DollarDays (“Amorim”) in exchanged for repayment of a promissory note and cash invested as follows: (1) 4,921,791 ADSs at the time of closing of the Merger and (2) taking all necessary actions, including obtaining shareholder approval as may be necessary to authorize and deliver an additional 2,761,135 ADSs.  As of the date of this prospectus, Insignia has issued 5,596,984 ADSs to Amorim, but must issue the remaining 2,085,942 ADSs.

The Company also agreed to issue 570,962 warrants to a financial advisor in connection with the Merger.

Furthermore, the Company currently has a 1995 Incentive Stock Option Plan (the "1995 Option Plan"), of which Insignia has outstanding 94,750 ordinary shares of the 8,527,071 ordinary shares reserved under such Plan.  As of the date of this prospectus, no additional shares are available for issuance pursuant to the 1995 Option Plan.  Insignia intends to adopt a new stock option plan, as discussed herein, to issue the outstanding Merger Consideration due to DollarDays Shareholders.  For more information regarding the new stock option plan, please see Resolution 12.

The Company’s Board of Directors has approved the grant of an aggregate of 14,756,360 shares of restricted shares vesting as follows:
•	Twenty percent at the date of grant;
•
Twenty percent on the first anniversary of the date of grant conditional upon the achievement of a closing price not less than $0.06 and daily volume of 50,000 shares for 25 days of the 30 day period prior to the anniversary date;

•
Thirty percent on the second anniversary of the date of grant conditional upon the achievement of a closing price not less than $0.10 and daily volume of 50,000 shares for 25 days of the 30 day period prior to the anniversary date; and

•
Thirty percent on the third anniversary of the date of grant conditional upon the achievement of a closing price not less than $0.15 and daily volume of 50,000 shares for 25 days of the 30 day period prior to the anniversary date.

As the Company did not have available authorized shares available for the grant of restricted stock, the Company will issue the shares at a future date when shares are available.

The increase in the number of authorized shares would enable the Company, without further shareholder approval, to reserve and issue shares underlying the Merger Consideration and all other ordinary shares, options and warrants due to the various individuals and to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.  As of the date hereof, there are no plans to issue additional ordinary shares other than as expressly set forth herein.

Shares to be Issued

As previously described, the Company is currently obligated under various agreements to issue an aggregate of 30,723,294 ordinary shares, 20,086,821 options and warrants, and 14,756,360 restricted shares. The increase in the number of authorized shares is being proposed in part to provide for sufficient authorized but unissued shares to satisfy the Company's obligations under these agreements. The specific amounts and the terms upon which the Company shall be obligated to issue the ordinary shares are as follows:

The following table reflects the total amount of ordinary shares the Company is obligated to issue or reserve for issuance, on a pre and post increase in authorized capital.

	Issued	To Be Issued
Transaction	Pre-Increase	Post-Increase

Merger ADS consideration	44,695,981	28,637,352
Amorin ADS consideration	5,596,984	2,085,942
Merger warrants	-	12,155,326
Merger options	-	7,360,533
Other warrants	-	570,962
Restricted shares	-	14,756,360

Total obligations	50,292,965	65,566,475
Total currently outstanding	50,934,080	101,227,045
Total potentially outstanding	101,227,045	166,793,520
Total shares authorized	110,000,000	300,000,000
Percentage of authorized shares outstanding	92%	56%

THE BOARD RECOMMENDS A VOTE "FOR" RESOLUTION 9

RESOLUTION 10
AUTHORITY TO ALLOT ORDINARY SHARES

This resolution grants the directors authority to allot shares in the capital of the Company and other relevant securities up to an aggregate nominal value of £1,900,000, representing approximately 110% of the nominal value of the issued ordinary share capital of the Company as shown in the latest audited accounts of the Company.  The directors do not have any present intention of exercising this authority other than in relation to the Merger and the proposed 2009 Incentive Plan but they consider it desirable that the specified amount of authorized but unissued share capital is available for issue so that they can more readily take advantage of possible opportunities.  Unless revoked, varied or extended, this authority will expire on the fifth anniversary of the date of the resolution.

THE BOARD RECOMMENDS A VOTE "FOR" RESOLUTION 10

RESOLUTION 11
AUTHORITY TO ISSUE ORDINARY SHARES FOR CASH FREE OF STATUTORY PRE-EMPTION RIGHTS

This resolution authorizes the directors in certain circumstances to allot equity securities for cash other than in accordance with the statutory pre-emption rights (which require a company to offer all allotments for cash first to existing shareholders in proportion to their holdings).  The relevant circumstances are either where the allotment takes place in connection with a rights issue or the allotment is limited to a maximum nominal amount of £1,900,000, representing approximately 110% of the nominal value of the issued ordinary share capital of the Company.  Unless revoked, varied or extended, this authority will expire on the fifth anniversary of the date of the resolution.

THE BOARD RECOMMENDS A VOTE "FOR" RESOLUTION 11

RESOLUTION 12
APPROVAL OF THE 2009 LONG TERM INCENTIVE PLAN

Background

The Company's 2009 Long-Term Incentive Plan (the "Incentive Plan") has been approved by the Board. The purposes of the Company's Incentive Plan are to create incentives designed to motivate the Company's employees to significantly contribute toward the Company's growth and profitability, to provide the Company's executives, directors and other employees, and persons who, by their position, ability and diligence, are able to make important contributions to the Company's growth and profitability, with an incentive to assist us in achieving the Company's long-term corporate objectives, to attract and retain executives and other employees of outstanding competence, and to provide such persons with an opportunity to acquire an equity interest in the Company.

The Company may grant incentive and non-qualified stock options, stock appreciation rights, performance units, restricted stock awards and performance bonuses, or collectively, awards, to the Company's officers and key employees, and those of the Company's subsidiaries. In addition, the Incentive Plan authorizes the grant of non-qualified stock options and restricted stock awards to the Company's directors and to any independent contractors and consultants who by their position, ability and diligence are able to make important contributions to the Company's future growth and profitability. Generally, all classes of the Company's employees are eligible to participate in the Company's Incentive Plan. Except for the Merger Consideration of 7,360,533 options due to DollarDays optionholders as discussed in this Proxy, no  options, restricted stock or other awards under the Incentive Plan have been made or committed to be made as of the date of this proxy statement.

The following is a summary of the material provisions of the Company's Incentive Plan and is qualified in its entirety by reference to the complete text of the Company's Incentive Plan, a copy of which is attached to this proxy statement as Exhibit "A".

Shares Subject to the 2009 Incentive Plan

Upon the approval of Resolution 12, the Company will have reserved a maximum of 20,000,000 of the Company's authorized ordinary shares for issuance upon the exercise of awards to be granted pursuant to the Incentive Plan. Each share issued under an option or under a restricted stock award will be counted against this limit. Shares to be delivered at the time a stock option is exercised or at the time a restricted stock award is made may be available from authorized but unissued shares or from stock previously issued but which the Company has reacquired and holds in the Company's treasury.

In the event of any change in the Company's outstanding ordinary shares by reason of any reorganization, recapitalization, stock split, stock dividend, combination of shares, asset acquisition, consolidation, issuance of rights or other similar transactions, the number of the Company's ordinary shares which may be issued upon exercise of outstanding options, and the exercise price of options previously granted under the Company's Incentive Plan, will be proportionally adjusted to prevent any enlargement or dilution of the rights of holders of previously granted options under the Company's Incentive Plan as may be appropriate to reflect any such transaction or event.

Administration

The Board has established a compensation committee that, among other duties, will administer the Incentive Plan. The compensation committee is composed of four members of the Board, a majority of whom will be "non-employee directors" within the meaning of Rule 16b-3(b)(3) of the Securities Exchange Act of 1934, as amended. Members of the Company's compensation committee will serve at the pleasure of the Board. In connection with the administration of the Company's Incentive Plan, the compensation committee, with respect to awards to be made to any person who is not one of the Company's directors, will:

•	determine which employees and other persons will be granted awards under the Company's Incentive Plan;
•	grant the awards to those selected to participate;
•	determine the exercise price for options; and
•	prescribe any limitations, restrictions and conditions upon any awards, including the vesting conditions of awards.

With respect to stock options or restricted stock awards to be made to any of the Company's directors, the compensation committee will make recommendations to the Board:

•	which of such persons should be granted stock options, restricted stock awards, performance units or stock appreciation rights;
•	the terms of proposed grants of awards to those selected by the Board to participate;
•	the exercise price for options; and
•	any limitations, restrictions and conditions upon any awards.

Any grant of awards to any of the Company's directors under the Incentive Plan must be approved by the Board.

In addition, the compensation committee will:

•	interpret the Company's Incentive Plan; and
•	make all other determinations and take all other action that may be necessary or advisable to implement and administer the Company's Incentive Plan.

Types of Awards

The Company's Incentive Plan permits the compensation committee to grant the following types of awards.

Stock Options. Stock options are contractual rights entitling an optionee who has been granted a stock option to purchase a stated number of the Company's ordinary shares at an exercise price per share determined at the date of the grant. Options are evidenced by stock option agreements with the respective optionees. The exercise price for each stock option granted under the Company's Incentive Plan will be determined by the Board or a committee of the Board at the time of the grant, but will not be less than fair market value on the date of the grant. The Board or a committee of the Board will also determine the duration of each option; however, no option may be exercisable more than ten years after the date the option is granted. Within the foregoing limitations, the Board or committee of the Board may, in its discretion, impose limitations on exercise of all or some options granted under the Company's Incentive Plan, such as specifying minimum periods of time after grant during which options may not be exercised. Options granted under the Company's Incentive Plan will vest at rates specified in the option agreement at the time of grant; however, all options granted under the Company's Incentive Plan will vest upon the occurrence of a change of control, as defined in the Incentive Plan. The Company's Incentive Plan also contains provisions for the Company's Board or a committee of the Board to provide in the participants' option award agreements for accelerating the right of an individual employee to exercise his or her stock option or restricted stock award in the event of retirement or other termination of employment. No cash consideration is payable to us in exchange for the grant of options.

The Company may grant either Incentive Stock Options or Non-Qualified Options.  Incentive Stock Options are options within the meaning of Section 422 of the Internal Revenue Code of 1986.  Non-Qualified Options are any options that are not Incentive Stock Options.

Incentive Stock Options may be granted only to the Company's employees or employees of the Company's subsidiaries, and must be granted at a per share option price not less than the fair market value of the Company's ordinary shares on the date the Incentive Stock Option is granted. The exercise price of stock options may be paid in cash, in whole shares of the Company's ordinary shares, in a combination of cash and ordinary shares, or in such other form of consideration as the Board or the committee of the Board may determine, equal in value to the exercise price. In the case of an Incentive Stock Option granted to a shareholder who owns shares of the Company's outstanding stock representing more than 10% of the total combined voting power of all of the Company's outstanding stock entitled to vote in the election of directors, the per share option price must be not less than 110% of the fair market value of one ordinary share on the date the Incentive Stock Option is granted, and the term of such option may not exceed five years. The Code, the aggregate fair market value, determined at the time an Incentive Stock Option is granted, of the Company's ordinary shares with respect to which Incentive Stock Options may be exercised by an optionee for the first time during any calendar year under all of the Company's incentive stock option plans may not exceed $100,000.  Options granted under the Incentive Plan shall be exercisable, in whole or in such installments and at such times, and shall expire at such time, as shall be determined by the Board when the options are awarded.  The Board shall also determine other terms and conditions of related to the options, such as employee service periods, holding periods and terms of forfeiture.

Non-Qualified Options may be granted to the Company’s employees, directors,  independent contractors and consultants and the per share exercise price for Non-Qualified Options may not be less than the fair market value of one ordinary share on the date the Non-Qualified Option is granted. Non-Qualified Options are not subject to any of the restrictions described above with respect to Incentive Stock Options.  The exercise price of stock options may be paid in cash, in whole shares of the Company's ordinary shares, in a combination of cash and ordinary shares, or in such other form of consideration as the Board or the committee of the Board may determine, equal in value to the exercise price. Options granted under the Incentive Plan shall be exercisable, in whole or in such installments and at such times, and shall expire at such time, as shall be determined by the Board when the options are awarded.  The Board shall also determine other terms and conditions of related to the options, such as employee service periods, holding periods and terms of forfeiture. However, only ordinary shares which the option holder has held for at least six months on the date of the exercise may be surrendered in payment of the exercise price for the options. In no event may a stock option be exercised after the expiration of its stated term.

Stock Appreciation Rights. A stock appreciation right permits the grantee to receive an amount (in cash, ordinary shares, or a combination thereof) equal to the number of stock appreciation rights exercised by the grantee multiplied by the excess of the fair market value of the Company's ordinary shares on the exercise date over the stock appreciation rights' exercise price. Stock appreciation rights may or may not be granted in connection with the grant of an option. The exercise price of stock appreciation rights granted under the Incentive Plan will be determined by the Board or a committee of the Board; provided, however, that such exercise price cannot be less than the fair market value of one ordinary share on the date the stock appreciation right is granted (subject to adjustments). A stock appreciation right may be exercised in whole or in such installments and at such times as determined by the Board or a committee of the Board.

Restricted Stock. Restricted ordinary shares may be granted under the Company's Incentive Plan subject to such terms and conditions, including forfeiture and vesting provisions, and restrictions against sale, transfer or other disposition as the Board, or a committee of the Board, may determine to be appropriate at the time of making the award. In addition, the Board or a committee of the Board may direct that share certificates representing restricted stock be inscribed with a legend as to the restrictions on sale, transfer or other disposition, and may direct that the certificates, along with a stock power signed in blank by the grantee, be delivered to and held by the Company until such restrictions lapse. The Board or a committee of the Board, in its discretion, may provide in the award agreement for a modification or acceleration of shares of restricted stock in the event of permanent disability, retirement or other termination of employment or business relationship with the grantee.

Performance Units. The Incentive Plan permits grants of performance units, which are rights to receive cash payments equal to the difference (if any) between the fair market value of one ordinary share on the date of grant and its fair market value on the date of exercise of the award, except to the extent otherwise provided by the Board or a committee of the Board, or as required by law. Such awards are subject to the fulfillment of conditions that may be established by the Board or a committee of the Board including, without limitation, the achievement of performance targets based upon the factors described above relating to restricted stock awards.

Performance Bonus. The Incentive Plan permits grants of performance bonuses, which may be paid in cash, ordinary shares or a combination thereof, as determined by the Board or a committee of the Board. The maximum value of performance bonus awards granted under the Incentive Plan shall be established by the compensation committee at the time of the grant. An employee's receipt of such amount will be contingent upon achievement of performance targets during the performance period established by the compensation committee. The performance targets will be determined by the Board or a committee of the Board based upon the factors described above relating to restricted stock awards. Following the end of the performance period, the Board or a committee of the Board will determine the achievement of the performance targets for such performance period. Payment may be made within 60 days of such determination. Any payment made in ordinary shares will be based upon the fair market value of the ordinary shares on the payment date.

Transferability

With the exception of Non-Qualified Stock Options, awards are not transferable other than by will or by the laws of descent and distribution, except as specifically approved by the Board.  Non-Qualified Stock Options are transferable on a limited basis. Restricted stock awards are not transferable during the restriction period.

Change of Control Event

The Incentive Plan provides for the acceleration of any unvested portion of any outstanding awards under the Incentive Plan upon a change of control event unless the terms of a particular award state otherwise.

Termination of Employment/Relationship

Awards granted under the Company's Incentive Plan that have not vested will generally terminate immediately upon the grantee's termination of employment or business relationship with us or any of the Company's subsidiaries for any reason other than retirement, disability or death. The Board or a committee of the Board may determine at the time of the grant that an award agreement should contain provisions permitting the grantee to exercise the stock options for any stated period after such termination, or for any period the Board or a committee of the Board determines to be advisable after the grantee's employment or business relationship with us terminates by reason of retirement, disability, death or termination without cause. Incentive Stock Options will, however, terminate no more than three months after termination of the optionee's employment, twelve months after termination of the optionee's employment due to disability and three years after termination of the optionee's employment due to death, except as otherwise determined by the Board. The Board or a committee of the Board may permit a deceased optionee's stock options to be exercised by the optionee's executor or heirs during a period acceptable to the Board or a committee of the Board following the date of the optionee's death but such exercise must occur prior to the expiration date of the stock option.

Dilution; Substitution

As described above, the Company's Incentive Plan will provide protection against substantial dilution or enlargement of the rights granted to holders of awards in the event of stock splits, recapitalizations, asset acquisitions, consolidations, reorganizations or similar transactions. New award rights may, but need not, be substituted for the awards granted under the Company's Incentive Plan, or the Company's obligations with respect to awards outstanding under the Company's Incentive Plan may, but need not, be assumed by another corporation in connection with any asset acquisition, consolidation, acquisition, separation, reorganization, sale or distribution of assets, liquidation or like occurrence in which the Company is involved.  In the event the Company's Incentive Plan is assumed, the stock issuable with respect to awards previously granted under the Company's Incentive Plan shall thereafter include the stock of the corporation granting such new option rights or assuming the Company's obligations under the Incentive Plan.

Amendment of the Incentive Plan

The Company's Board may amend the Company's Incentive Plan at any time. However, without shareholder approval, the Company's Incentive Plan may not be amended in a manner that would:

•	increase the number of shares that may be issued under the Company's Incentive Plan;
•	materially modify the requirements for eligibility for participation in the Company's Incentive Plan;
•	materially increase the benefits to participants provided by the Company's Incentive Plan; or
•	otherwise disqualify the Company's Incentive Plan for coverage under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

Awards previously granted under the Company's Incentive Plan may not be impaired or affected by any amendment of the Company's Incentive Plan, without the consent of the affected grantees.

Accounting Treatment

Under generally accepted accounting principles with respect to the financial accounting treatment of stock options used to compensate employees, upon the grant of stock options under the Company's Incentive Plan, the fair value of the options will be measured on the date of grant and this amount will be recognized as a compensation expense ratably over the vesting period. Stock appreciation rights granted under the Incentive Plan must be settled in ordinary shares. Therefore, stock appreciation rights granted under the Incentive Plan will receive the same accounting treatment as options. The cash the Company receives upon the exercise of stock options will be reflected as an increase in the Company's capital. No additional compensation expense will be recognized at the time stock options are exercised, although the issuance of ordinary shares upon exercise may reduce basic earnings per share, as more ordinary shares would then be outstanding.

When the Company makes a grant of restricted stock, the fair value of the restricted stock award at the date of grant will be determined and this amount will be recognized over the vesting period of the award. The fair value of a restricted stock award is equal to the fair market value of the Company's ordinary shares on the date of grant.

Due to consideration of the accounting treatment of stock options and restricted stock awards by various regulatory bodies, it is possible that the present accounting treatment may change.

Tax Treatment

The following is a brief description of the federal income tax consequences, under existing law, with respect to awards that may be granted under the Company's Incentive Plan.

Incentive Stock Options. An optionee will not realize any taxable income upon the grant or the exercise of an Incentive Stock Option. However, the amount by which the fair market value of the shares covered by the Incentive Stock Option (on the date of exercise) exceeds the option price paid will be an item of tax preference to which the alternative minimum tax may apply, depending on each optionee's individual circumstances. If the optionee does not dispose of the shares of the Company's ordinary shares acquired by exercising an Incentive Stock Option within two years from the date of the grant of the Incentive Stock Option or within one year after the shares are transferred to the optionee, when the optionee later sells or otherwise disposes of the stock, any amount realized by the optionee in excess of the option price will be taxed as a long-term capital gain and any loss will be recognized as a long-term capital loss. The Company generally will not be entitled to an income tax deduction with respect to the grant or exercise of an Incentive Stock Option.

If any of the Company's ordinary shares acquired upon exercise of an Incentive Stock Option are resold or disposed of before the expiration of the prescribed holding periods, the optionee would realize ordinary income, instead of capital gain. The amount of the ordinary income realized would be equal to the lesser of (i) the excess of the fair market value of the stock on the exercise date over the option price; or (ii) in the case of a taxable sale or exchange, the amount of the gain realized. Any additional gain would be either long-term or short-term capital gain, depending on whether the applicable capital gain holding period has been satisfied. In the event of a premature disposition of shares of stock acquired by exercising an Incentive Stock Option, the Company would be entitled to a deduction equal to the amount of ordinary income realized by the optionee.

Non-Qualified Options. An optionee will not realize any taxable income upon the grant of a Non-Qualified Option. At the time the optionee exercises the Non-Qualified Option, the amount by which the fair market value at the time of exercise of the shares covered by the Non-Qualified Option exceeds the option price paid upon exercise will constitute ordinary income to the optionee in the year of such exercise. The Company will be entitled to a corresponding income tax deduction in the year of exercise equal to the ordinary income recognized by the optionee. If the optionee thereafter sells such shares, the difference between any amount realized on the sale and the fair market value of the shares at the time of exercise will be taxed to the optionee as capital gain or loss, short- or long-term depending on the length of time the stock was held by the optionee before sale.

Stock Appreciation Rights. A participant realizes no taxable income and the Company is not entitled to a deduction when a stock appreciation right is granted. Upon exercising a stock appreciation right, a participant will realize ordinary income in an amount equal to the fair market value of the shares received minus any amount paid for the shares, and the Company will be entitled to a corresponding deduction. A participant's tax basis in the ordinary shares received upon exercise of a stock appreciation right will be equal to the fair market value of such shares on the exercise date, and the participant's holding period for such shares will begin at that time. Upon sale of the ordinary shares received upon exercise of a stock appreciation right, the participant will realize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year. The amount of such gain or loss will be equal to the difference between the amount realized in connection with the sale of the shares, and the participant's tax basis in such shares.

Restricted Stock Award. A recipient of restricted stock generally will not recognize any taxable income until the shares of restricted stock become freely transferable or are no longer subject to a substantial risk of forfeiture. At that time, the excess of the fair market value of the restricted stock over the amount, if any, paid for the restricted stock is taxable to the recipient as ordinary income. If a recipient of restricted stock subsequently sells the shares, he or she generally will realize capital gain or loss in the year of such sale in an amount equal to the difference between the net proceeds from the sale and the price paid for the stock, if any, plus the amount previously included in income as ordinary income with respect to such restricted shares.

A recipient has the opportunity, within certain limits, to fix the amount and timing of the taxable income attributable to a grant of restricted stock. Section 83(b) of the Code permits a recipient of restricted stock, which is not yet required to be included in taxable income, to elect, within 30 days of the award of restricted stock, to include in income immediately the difference between the fair market value of the shares of restricted stock at the date of the award and the amount paid for the restricted stock, if any. The election permits the recipient of restricted stock to fix the amount of income that must be recognized by virtue of the restricted stock grant. The Company will be entitled to a deduction in the year the recipient is required (or elects) to recognize income by virtue of receipt of restricted stock, equal to the amount of taxable income recognized by the recipient.

Performance Units and Performance Bonuses. A participant realizes no taxable income and the Company is not entitled to a deduction when performance units or performance bonuses are awarded. When the performance units or performance bonuses vest and become payable upon the achievement of the performance objectives, the participant will realize ordinary income equal to the amount of cash received or the fair market value of the shares received minus any amount paid for the shares, and the Company will be entitled to a corresponding deduction. A participant's tax basis in ordinary shares received upon payment will be equal to the fair market value of such shares when the participant receives them. Upon sale of the shares, the participant will realize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year at the time of sale. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the participant's hands.

Section 162(m) of the Code. Section 162(m) of the Code precludes a public corporation from taking a deduction for annual compensation in excess of $1.0 million paid to its chief executive officer or any of its four other highest-paid officers. However, compensation that qualifies under Section 162(m) of the Code as "performance-based" is specifically exempt from the deduction limit. Based on Section 162(m) of the Code and the regulations thereunder, the Company's ability to deduct compensation income generated in connection with the exercise of stock options or stock appreciation rights granted under the Incentive Plan should not be limited by Section 162(m) of the Code. Further, the Board believes that compensation income generated in connection with performance awards granted under the Incentive Plan should not be limited by Section 162(m) of the Code. The Incentive Plan has been designed to provide flexibility with respect to whether restricted stock awards or performance bonuses will qualify as performance-based compensation under Section 162(m) of the Code and, therefore, be exempt from the deduction limit. If the vesting restrictions relating to any such award are based solely upon the satisfaction of one of the performance goals set forth in the Incentive Plan, then the Board believes that the compensation expense relating to such an award will be deductible by us if the awards become vested. However, compensation expense deductions relating to such awards will be subject to the Section 162(m) deduction limitation if such awards become vested based upon any other criteria set forth in such award (such as the occurrence of a change in control or vesting based upon continued employment with us).

Certain Awards Deferring or Accelerating the Receipt of Compensation. Section 409A of the Internal Revenue Code, enacted as part of the American Jobs Creation Act of 2004, imposes certain new requirements applicable to "nonqualified deferred compensation plans." If a nonqualified deferred compensation plan subject to Section 409A fails to meet, or is not operated in accordance with, these new requirements, then all compensation deferred under the plan may become immediately taxable. Stock appreciation rights and deferred stock awards which may be granted under the plan may constitute deferred compensation subject to the Section 409A requirements. It is the Company's intention that any award agreement governing awards subject to Section 409A will comply with these new rules.

New Plan Benefits

The following options, restricted stock and other awards have been made or committed under the 2009 Long-Term Incentive Plan:

Merger Consideration of 7,360,533 options due to DollarDays optionholders.

Interests of Directors or Officers

The Company's directors may grant awards under the Incentive Plan to themselves as well as the Company's officers and consultants, in addition to granting awards to the Company's other employees and employees of DollarDays.

THE BOARD RECOMMENDS A VOTE "FOR" RESOLUTION 12

OTHER INFORMATION

1.    Responsibility

The directors of Insignia Solutions plc whose names appear below accept responsibility for the information contained in this document. To the best of the knowledge and belief of such directors (who have taken all reasonable care to ensure that such is the case) the information contained in this document is in accordance with the facts and does not omit anything likely to affect the import of such information.

Change in Control

On the closing date of the Merger, Insignia consummated the transactions contemplated by the Merger Agreement, pursuant to which Insignia acquired all of the issued and outstanding shares of DollarDays in exchange for the issuance of ordinary shares (or ADSs representing ordinary shares) of Insignia to the DollarDays Shareholders and Amorim.  As previously disclosed under Item 2.01, Insignia did not have enough authorized capital to issue all of the consideration due to the DollarDays Shareholders and Amorim.  As of the date of this proxy statement, the DollarDays Shareholders and Amorim represent 49.7% of the issued and outstanding ordinary shares of Insignia.  Upon approval by the Insignia shareholders to increase the authorized capital of Insignia and approval of the 2009 Incentive Plan, the remaining consideration due to the DollarDays Shareholders and Amorim, respectively, will represent 62.9% of the issued and outstanding ordinary shares of Insignia.

The issuance of the ordinary shares (or ADS representing ordinary shares) was exempt from registration under the Securities Act of 1933, as amended (“Securities Act”), pursuant to Section 4(2) of, and Regulation D promulgated under, the Securities Act.  Following the Merger, DollarDays became a wholly-owned subsidiary of Insignia and, except for Vincent Pino, designees of DollarDays became the sole officers and directors of Insignia.

No officer, director, promoter, or affiliate of Insignia has, or proposes to have, any direct or indirect material interest in any asset proposed to be acquired by Insignia through security holders, contracts, options or otherwise.

Directors and Executive Officers

As of April 1, 2009, the executive officers and directors of Insignia were as follows:

Name	Age	Positions and Offices with Insignia
Peter Engel	74	Chief Executive Officer, Chairman of the Board
Vincent Pino	60	Director
Lawrence Schafran	70	Director
Christopher Baker	56	Director
Filipe Sobral	33	Director

Peter Engel, President, Chief Executive Officer and Chairman of the Board of Directors.  On June 23, 2008, pursuant to the transactions contemplated by the Merger Agreement and concurrent with the completion of the Merger, Peter Engel was appointed Chief Executive Officer and Chairman of the Board of Directors of Insignia.  Mr. Engel, has served as the Chairman and Chief Executive Officer of DollarDays since February 2007. From 2003 through 2006, Mr. Engel was President of Affinity Publishing, a book packaging company.  From 1998 to 2000 he was the president of the audio book division of NewStar Media, Inc. (formerly a Nasdaq company).  From 1992 to 1998 he was the president and CEO of Affinity Communications Corp., a West Coast publishing and book concept developer whose books were published by many major publishers, including Crown, Harper Collins, Little Brown, McGraw Hill, Penguin, Pocket, Putnam, Random House, Regnery, St. Martins Press, Simon & Schuster and Viking. In 1980, Mr. Engel founded and became the president and CEO of The American Consulting Corporation (“ACC”), a marketing services firm. ACC’s clients included Campbell Soup, Carter-Wallace, Coors, Citicorp, Clorox, Dunkin’ Donuts, Frito-Lay, Gillette, Johnson and Johnson, Kraft, Mattel, Nestle, Nike, Ocean Spray, PepsiCo, Quaker, and Seagram as well as over forty other companies. Mr. Engel took ACC public in 1987 and sold it in 1988. From 1971 to 1980, Mr. Engel was a Group Vice President at Colgate Palmolive.  Mr. Engel is a former Associate Professor at the University of Southern California entrepreneurial program. Under his own name, he is the author of three novels, five business books and several gift books. In addition, he has ghost-written a number of books on alternative health and other issues. He holds a Bachelors of Commerce from McGill University in Montreal, and has completed the course work, but not the dissertation, for a PhD in history at New York’s Columbia University.

Vincent S. Pino, Director.  Mr. Pino was appointed a director of Insignia in October 1998. In 2003 he co-founded Center Pointe Sleep Associates, LLC, a privately held developer and operator of independent diagnostic sleep labs, and currently serves as its Chairman.  From February 1998 until his retirement in November 2000, he served as President of Alliance Imaging, a provider of diagnostic imaging and therapeutic services. Mr. Pino began his association with Alliance in 1988 as Chief Financial Officer. From 1991 through 1993, Mr. Pino held the position of Executive Vice President and Chief Financial Officer. Mr. Pino received an MBA and a B.S. degree in finance from the University of Southern California in 1972 and 1970, respectively.

Lawrence Schafran, Director. Mr. Schafran was appointed a Director and Chairman of the Company’s Audit Committee in July 2008. Mr. Schafran has extensive experience in the financial markets, complex litigation and corporate governance, and is a member of the Board of Directors of other publicly-traded companies. Since July 2003, Mr. Schafran has served as a Managing Director of Providence Capital, Inc., a private New York City based investment firm, specializing in small-cap mining and oil/gas exploration firms. From 1999 through 2002, Mr. Schafran served as Trustee, Chairman/Interim-CEO/President and Co- Liquidating Trustee of the Special Liquidating Trust of Banyan Strategic Realty Trust. He also currently serves as a Director of SulphCo, Inc. (ASE: SUF), New Frontier Energy, Inc. (OBB: NFEI.OB), RemoteMDx, Inc. (OBB: REDX.OB), Tarragon Corporation (PNK: TARRQ.PK), Nat'l Patent Development Corp. (OBB: NPDV.OB)) and Taurex Resources, plc (AIM: CDL.LN). Mr. Schafran received a Bachelor of Arts in Finance and a Masters in Business Administration from the University of Wisconsin.

Christopher Baker, Director.   Mr. Baker served as Chairman of DollarDays from October 2001 to March 2007 and was appointed to the Board of Directors of Insignia in June, 2008.  From 2003 through the present date, Mr. Baker has served as managing partner of C.P. Baker & Company.  Mr. Baker founded C.P. Baker & Company in 1990 after working as a derivatives sales trader for companies such as Donaldson, Lufkin and Jenrette and Goldman Sachs. At C.P. Baker & Company, Christopher Baker started, built and invested in companies spanning a wide range of industries, including nutrition, wholesale e-commerce, retail, marketing, education, consumer health and entertainment.  Christopher Baker is an employee and registered representative of C.P. Baker Securities, Inc., a registered broker-dealer and FINRA member. Mr. Baker received a Bachelor of Arts from Tufts University in 1974 and received his Masters in Business from Harvard Business School in 1978.

Filipe Sobral, Director.   Mr. Sobral was appointed Director of Insignia in June 2008 and currently serves as Controller and US Investments Manger for Amorin Holding II SGPS, SA, a Portugal based investment firm. From 2001 to 2007, Mr. Sobral held several positions with Valeo, SA, one of Europe’s largest automotive suppliers, including CFO positions at manufacturing facilities in Brazil and Portugal.  Prior to Valeo, Mr. Sobral served as CFO of a privately held construction company in Portugal.  He holds a BA in Economics and Business Administration from Universidade do Porto and an MBA from Salvador da Bahia.

Mr. Pino and Mr. Schafran serve as independent directors of the Company.

The Board has appointed members to a standing Audit Committee and Compensation Committee. The members of the committees are identified in the following table.

Director	Audit	Compensation
Christopher Baker		Chair
Peter Engel
Vincent Pino		✓
Lawrence Schafran	Chair	✓
Filipe Sobral	✓	✓

Significant Employees of DollarDays

Marc Joseph, President and Chief Operating Officer.  Marc Joseph has been President of DollarDays since inception in 1999.  From 1997 to 2002, Mr. Joseph founded and built Rebs Corporation into an 11 store chain of hair salons, which he ultimately sold.  Prior to Rebs Corporation, Mr. Joseph held several progressive executive positions in retailing and discount merchandising.  He holds a degree in Business Administration from Miami University.

Michael Moore, Chief Financial Officer.  Mr. Moore joined DollarDays in March 2007 as Controller and was promoted to Chief Financial Officer in late 2007.   From 1999 to 2007, he was employed by the Safeway Corporation, holding several positions in finance and operations, most recently as Controller of Safeway’s Arizona ice cream facility.  Prior to joining Safeway, Mr. Moore served as CFO of Vita Bran, a privately held pet food manufacturer.  Mr. Moore holds a Bachelor of Science degree in Business with an emphasis in Accounting granted in 1983 from the University of the Pacific.

Certain Relationships and Related Transactions, and Director Independence

             None

 Legal Proceedings

We have no material proceedings pending nor are we aware of any pending investigation or threatened litigation by any third party.

Changes to the Board of Directors

In connection with the transactions contemplated by the Merger Agreement, there was a change in Insignia’s Board of Directors and in management.  Prior to the consummation of the Merger, Insignia’s Board of Directors consisted of Viscount Nicholas Bearsted, Mark McMillan and Vincent Pino.  Effective at the closing of the transactions contemplated by the Merger Agreement, Viscount Nicholas Bearsted, and Mark McMillan resigned from our Board of Directors and Vincent Pino remained on the Board of Directors as an independent director.  Simultaneously at the closing, the Board of Directors appointed Peter Engel, Christopher Baker and Filipe Sobral to serve on the Board of Directors and Peter Engel was appointed Chief Executive Officer of Insignia.

Subsequent to, and in connection with, the Merger, George Monk also resigned from his position as Chief Financial Officer.  The then current Board of Directors of Insignia appointed Larry Schafran as a director of Insignia.

2.    Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information with respect to the beneficial ownership of the Company's Ordinary Shares, as of March 17, 2009 for:

•	each person or entity who the Company knows beneficially owns more than 5% of the Company's Shares;

•	each of the Company's Directors;

•	each of the Company's Executive Officers; and

•	all of the Company's Executive Officers and Directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to any securities. In the table below, the number of shares listed for each person or entity includes shares underlying options held by the person or entity, but excludes shares underlying options held by any other person or entity. In addition, in the table below, each person's or entity's options that are exercisable within 60 days of the date hereof is disclosed. Percentage of beneficial ownership is based on 101,227,045 ordinary shares issued as of March 17, 2009.

To the Company's knowledge, except as indicated by footnotes and subject to applicable community property laws in the United States, each person named in the table below has sole voting and investment power with respect to the shares set forth opposite such person's name. Unless otherwise indicated, the address of the Company's officers and directors is c/o: Insignia Solutions PLC, 7575 E. Redfield Road, Suite 201, Scottsdale, AZ 85260, USA.

	Ordinary Shares Beneficially Owned
Name of Beneficial Owner	Number of Shares	Percentage of Shares
5% Stockholder
Anasazi L.P. III (1)	5,756,458	5.7%
Amorim Holdings	9,662,952	9.5%
DD-B Holdings (2)	5,148,233	5.1%
Peter Engel, President, Chief Executive Officer, Director	1,101,567	1.1%
Christopher Baker, Director (3)	36,188,554	35.6%
Filipe Sobral, Director	0	0%
Vincent Pino, Director (4)	520,165	0.5%
Lawrence Schafran, Director	0	0%

All Directors and Executive Officers as a group (5 persons)		37.3%

(1) includes 166,999 options currently exercisable or exercisable within 60 days.

(2) includes 145,196 options currently exercisable or exercisable within 60 days.

(3) includes: (1) 892,881 options currently exercisable or exercisable within 60 days, (2) 385,528 shares held by Anasazi L.P., to which Mr. Baker is the managing member of Anasazi L.P. and has the sole power to vote and dispose of such shares; (3) 2,478,819 shares held by Anasazi L.P. II, to which Mr. Baker is the managing member of Anasazi L.P. II and has the sole power to vote and dispose of such shares; (4) 5,756,458 shares of Anasazi L.P. III, to which Mr. Baker is the managing member of Anasazi L.P. III and has the sole power to vote and dispose of such shares; (5) 681,140 shares of C.P. Baker & Company Ltd., to which Mr. Baker is the managing member and holds a 99% voting interests in all of the issued and outstanding interests of C.P. Baker & Company Ltd.; and (6) 5,148,233 shares of DD-B Holdings, to which Mr. Baker is the managing member of DD-B Holdings and has the sole power to vote and dispose of such shares.

(4) includes 101,626 options currently exercisable or exercisable within 60 days.

It is anticipated that the percentage shareholding of each director in the issued share capital of the Company will be less than his or her percentage shareholding in the issued share capital of the Company noted above following the issuance of new shares pursuant to the Merger Agreement.

Except as discussed above and in paragraph 3 below, none of the directors (nor any person connected with any of them within the meaning of Section 346 of the UK Companies Act) has any interest in the share capital of the Insignia Solutions plc.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by securityholders	1,299,826	$0.27	-
Equity compensation plans not approved by securityholders	7,360,533	$0.22	12,639,467
Total	8,660,359	$0.22	12,639,467

3.    Directors' and Executive Officers' Other Interests

(a)    Director and Executive Officer Options and Warrants

The following is a table setting forth certain information regarding options and warrants held by the directors and executive officers of Insignia Solutions plc as of March 17, 2009:

	Number
	of Options	Exercise	Grant	Expiration
Name	or Warrants	Price	Date	Date
Christopher Baker	145,196	$0.17	May 15, 2007	May 15, 2012
	21,803	0.17	June 6, 2007	June 6, 2012
	446,440	0.17	July 31, 2007	July 31, 2012
	446,441	0.17	September 1, 2007	September 1, 2012
	145,196	0.17	May 15, 2007	May 15, 2012
Peter Engel	8,551,450	$0.01	June 23, 2008	June 23, 2013
Vincent Pino	1,250	7.25	April 20, 1999	April 17, 2009
	1,250	7.19	July 20, 1999	July 17, 2009
	1,250	5.00	October 19, 1999	October 16, 2009
	5,000	5.25	January 20, 2000	January 17, 2010
	5,000	5.81	January 16, 2001	January 14, 2011
	1,000	2.00	October 15, 2001	October 13, 2011
	5,000	1.34	January 24, 2002	January 22, 2012
	5,000	0.37	January 28, 2003	January 25, 2013
	50,000	0.37	April 22, 2003	April 19, 2013
	10,000	2.68	January 20, 2004	January 17, 2014
	10,000	0.75	February 10, 2005	February 8, 2015

(b)    Loans

There are no outstanding loans granted by Insignia Solutions plc to any of its executive officers or directors, nor are there any guarantees provided by Insignia Solutions plc for the benefit of its executive officers or directors.

(c)    Certain Relationships and Related Transactions

During the years ended December 31, 2008 and 2007, the Company paid an aggregate of $0 and $66,331, respectively, to entities controlled by controlling members in exchange for managerial services.

(d)    Executive Officers and Directors' Service Contracts and Compensation

Insignia Solutions plc does not have any employment contracts or other agreements with its executive officers or directors.  However, Insignia Solutions plc pays certain fees to its non-employee Directors.

The Company currently pays its non-employee directors the following compensation:

•	Base Annual Board Service Fee: Each director is paid $20,000 annually.

•	Excess In-Person Board Meeting Fee: Each director is paid $1,000 for in-person attendance at each in-person Board and $500 for telephonic meetings or telephonic attendance at in-person board meetings.

•	Base Audit Committee Service Fee: Each member of the Audit Committees receives $5,000 annually.

•	Compensation Committee Annual Fee: Each member of the Nominating and Compensation Committees is paid $5,000 annually.

•	Expenses: Each director receives expense reimbursement for reasonable travel for in-person board and committee meeting attendance.

•	Restricted Shares: Each director received a grant of 800,000 restricted shares vesting on certain terms over four years.

Prior to July 25, 2008, non-employee directors were paid $1,000 for every regular meeting attended, $2,500 per quarter of service on the Board, $500 per quarter for service on each committee, plus $500 for each committee meeting attended, and reimburses outside directors for reasonable expenses in attending meetings of the Board. The Chairman of the Board receives an additional $1,500 per quarter. In addition, each new outside director is granted an option to purchase 25,000 shares and each outside director is granted an option to purchase 10,000 shares annually for so long as he serves as an outside director. No options were issued to outside directors in 2008 or 2007.

 Compensation Committee Report

The Compensation Committee has the primary responsibility for the approval and implementation of the compensation program for the Company’s executive officers and key employees.  In assessing the compensation plans for executive officers and key employees, the Compensation Committee considers total compensation opportunities, both short- and long-term, while at the same time focusing on the Company’s short- and long-term objectives.  The Compensation Committee discussed and has recommended approval of the Company’s current compensation program, which generally consists of base salary, potential cash bonus and equity awards.  The current Compensation Committee is comprised of Mr. Baker, Mr. Pino, Mr. Schafran and Mr. Sobral.

Compensation Committee and Insider Participation

In 2008, Viscount Nicholas Bearsted, Mr. Baker, Mr. Pino, Mr. Schafran and Mr. Sobral served on the Compensation Committee.  Viscount Bearsted served on the Compensation Committee until his resignation from the Board of Directors.  Mr. Baker, Mr. Schafran and Mr. Sobral were appointed to the Compensation Committee following their appointment to the Board of Directors.

Audit Committee

The Company has established an Audit Committee and is charged with assisting and representing the Board of Directors in fulfilling its oversight responsibilities with respect to the integrity of the financial statements of the Company.  The Audit Committee’s current members are Mr. Schafran and Mr. Sobral.  The Company has determined that Mr. Schafran qualifies as the “audit committee financial expert.”

Code of Ethics

The Company has adopted a code of ethics that applies to all officers and employees, including its principal executive officer, principal financial officer and controller. This code of ethics is filed as Exhibit 14.0 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003 filed with the Securities and Exchange Commission.

The following table shows information regarding the compensation earned during the fiscal yearsended December 31, 2007 and 2008 by the Board and the Company's executive officers.

2007 and 2008 Compensation and Equity Awards

2007 and 2008 SUMMARY COMPENSATION TABLE

						Non-Equity
		Salary		Stock	Option	Incentive Plan	All Other
Name	Year	and Fees	Bonus	Awards	Awards (1)	Compensation	Compensation		Total
Peter Engel, Director and CEO	2008	$122,308	$50,000	$-	$-	$-	$115,445	(2)	$287,753
	2007	83,333	50,000	-	-	-	-		133,333
Marc Joseph, President - DollarDays	2008	136,464	50,000	-	-	-	-		186,464
	2007	115,000	50,000	-	-	-	-		165,000
Michael Moore, CFO - DollarDays	2008	98,819	10,000	-	-	-	-		108,819
	2007	100,000	10,000	-	-	-	-		110,000
Mark McMillan, CEO, President	2008	9,000	-	-	-	-	34,500	(6)	43,500
& Director (3) (4)	2007	348,703	512,227	-	-	-	164		861,094
George Monk, CFO (5)	2008	120,000	488,000	-	-	-	57,667		665,667
	2007	240,000	469,227	-	-	-	2,587		711,814
Vincent Pino, Director	2008	30,000	-	-	-	-	125,500	(6)	155,500
	2007	26,000	-	-	-	-	-		26,000
Nicholas Bearsted, Director (3)	2008	18,500	-	-	-	-	-		18,500
	2007	32,000	-	-	-	-	-		32,000
Christopher Baker, Director	2008	14,000	-	-	-	-	-		14,000
Filipe Sobral, Director	2008	16,000	-	-	-	-	-		16,000
Lawrence Schafran, Director	2008	16,000	-	-	-	-	-		16,000
David Frodsham, Director (7)	2007	10,000	-	-	-	-	-		10,000

(1) Effective January 1, 2006, we adopted the fair value recognition provisions of SFAS No. 123(R), “ Share-Based Payments ” (SFAS No. 123(R)), requiring us to recognize expense related to the fair value of our stock-based compensation awards. Stock-based compensation expense for all stock-based compensation awards granted subsequent to December 31, 2005 is based on the grant-date fair value estimated in accordance with the provisions of SFAS No. 123(R). The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal years ended December 31, 2008 and 2007 in accordance with SFAS 123(R). Assumptions used in the calculation of these amounts are included in the footnotes to our audited financial statements for the fiscal years ended December 31, 2008 and 2007, included in the Company's Annual Report on Form 10-K filed March 31, 2009.

(2) Represents the amount recognized for financial statement reporting purposes in accordance with SFAS No. 123(R) for warrants issued during the year.

(3) Resigned as a director effective June 23, 2008.

(4) Resigned as CEO and President effective April 4, 2007.

(5) Resigned as CFO effective June 30, 2008.

(6) Represents amounts paid in connection with reverse merger with DollarDays.

(7) Resigned as a director effective June 30, 2007.

RELATED PARTY TRANSACTIONS

During the years ended December 31, 2008 and 2007, the Company paid an aggregate of $0 and $66,331, respectively, to entities controlled by controlling members in exchange for managerial services.

FINANCIAL AND OTHER INFORMATION

Please refer to the Company’s Annual Report on Form 10-K filed on March 31, 2009.

PROXY SOLICITATION

All costs of solicitation of proxies will be borne by the Company.  In addition to solicitation by mail, the Company's officers and regular employees may solicit proxies personally or by telephone.  The Company does not intend to utilize a paid solicitation agent.

PROXIES

A shareholder may revoke his, her or its proxy at any time prior to its use by giving written notice to the Secretary of the Company, by executing a revised proxy at a later date or by attending the AGM and voting in person.  Proxies in the form enclosed, unless previously revoked, will be voted at the AGM in accordance with the specifications made thereon or, in the absence of such specifications in accordance with the recommendations of the Board.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and person who own more than 10% of the Company's ordinary shares to file initial reports of ownership and reports of changes in ownership with the SEC.  Such persons are required by the SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file.  Based solely on its review of the copies of such forms furnished to Insignia and written representations from the executive officers and directors, the Company believes that all Section 16(a) filing requirements were met, except as follows:

Peter Engel, Form 3, regarding merger on June 23, 2008; Filipe Sobral, Form 3, regarding merger on June 23, 2008;  Christopher Baker, Form 3, regarding merger on June 23, 2008; and Lawrence Schafran, Form 3, appointment as director subsequent to merger on June 23, 2008.

SHAREHOLDER RESOLUTIONS FOR 2010 ANNUAL MEETING

Under the rules of the Securities and Exchange Commission, resolutions of shareholders intended to be presented at the Company's 2010 Annual General Meeting must be received by the Company at its registered office no later than __________, 2010 to be included in the Company's Proxy Statement and form of proxy relating to the AGM.  This is without prejudice to shareholders' rights under the U.K. Companies Acts to propose resolutions that may properly be considered at that meeting.  In addition, if the Company is not notified by ____, 2010 of a resolution to be brought before the Company's 2009 Annual General Meeting by a shareholder, then proxies held by management may provide the discretion to vote against such resolution even though it is not discussed in the proxy statement for such meeting.

SHAREHOLDER COMMUNICATIONS

Shareholders wishing to communicate with the Board may direct such communications to the Board of Directors c/o Insignia Solutions plc, Attn: Peter Engel.  Mr. Engel will present a summary of all shareholder communications to the Board of Directors at subsequent Board meetings.  The directors will have the opportunity to review the actual communications at their discretion.

OTHER BUSINESS

The Board knows of no other matter to be presented at the AGM.  If any additional matter should properly come before the AGM, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

Whether or not you expect to attend the AGM, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage paid envelope so that your shares may be represented at the AGM.

The proxy should be returned to Capita Registrars, not later than 9 a.m. on June [ ], 2009, being 48 hours prior to the time fixed for the Annual General Meeting, or in the case of ADS holders to the Bank of New York by 5 p.m., New York time, on June [ ], 2009, at BNY Mellon Shareholder Services, PO Box 3549, S. Hackensack, New Jersey 07606-9249, U.S.A.

COMPANY REGISTRATION NUMBER 1961960

Insignia Solutions Plc and its Subsidiaries

Directors’ Report and Financial Statements

For the Year Ended 31 December 2007

INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

FINANCIAL STATEMENTS

YEAR ENDED 31 DECEMBER 2007

INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

DIRECTORS’ REPORT (continued)

YEAR ENDED 31 DECEMBER 2007

The directors of Insignia Solutions Plc (“the Company”) present herewith their report and the audited accounts of the Company and of the Group for the year ended 31 December 2007 in accordance with the format prescribed by the UK Companies Act 1985.

PRINCIPAL ACTIVITIES, REVIEW OF BUSINESS AND FUTURE DEVELOPMENTS
The principal activity of the Company and the Group was the development, marketing and support of software technologies that enable mobile operators and phone manufacturers to update and manage mobile devices using standard over-the-air data protocols. In April 2007 the company sold substantially all of the company’s assets to Smith Micro Software, Inc. There are currently no business operations.

DIVIDENDS AND TRANSFERS TO RESERVES
The directors are unable to recommend payment of a dividend in respect of the year ended 31 December 2007 (2006: $nil). The Group’s loss for the year of $8,947,000 (2006: $6,880,000) will be transferred to reserves.

DIRECTORS
The directors of the Company during the year and to the date of this report were:

V S Pino (USA)
P Engel (USA)	- appointed 23/06/08
F G A Sobral (Portugal)	- appointed 23/06/08
L Schafran (USA)	- appointed 25/07/08
C Baker (USA)	- appointed 25/07/08
D G Frodsham	- resigned 30/06/07
M E McMillan (USA)	- resigned 23/06/08
Viscount Bearsted	- resigned 23/06/08

POLICY ON PAYMENT OF CREDITORS
It is the Group’s policy to agree payment terms with its suppliers, along with other terms and conditions, when it enters into binding purchase contracts and to abide by the agreed terms provided the supplier has provided the goods or services in accordance with the terms and conditions of the contract. The Company had 95 days purchases outstanding at 31 December 2007 (2006: 128 days).

DONATIONS
During the year donations of $nil (2006: $nil) were made to charities.

FINANCIAL RISKS AND TREASURY POLICY
The Group finances its operations by a combination of internally generated cash flows, existing cash deposits and borrowings. In addition, during the year funds were obtained from issuance of new shares, and conversion of warrants.

The Group’s Finance Department manages the Group’s cash borrowings, interest rate and foreign exchange exposure and its main banking relationships. This is operated as a cost and risk reduction programme. Transactions of a speculative nature are not permitted.

INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

DIRECTORS’ REPORT (continued)

YEAR ENDED 31 DECEMBER 2007

In connection with the sale of substantially all of the assets in April 2007, the Company indemnified Smith Micro Software, Inc. for up to $5 million against any and all claims, losses, liabilities, damages, diminution in value, interest and penalties, costs and expenses as a result of any:

•	Failure of any representation or warranty to be true and correct;
•	Failure by Insignia to fully perform, fulfill or comply with any covenant;
•	Claims by any current or former Insignia shareholders;
•	Excess parachute payment made by Insignia;
•	Action, suit or proceeding commenced for the purpose of enforcing the indemnification;
•	Claim made relating to employment termination;
•	Actions (done or omitted to be done) in respect of employees under European Union Codes;
•	Liability for Taxes

Should claims be made under this indemnification, amounts paid could use up substantially all of the cash resources if the Company.

RESEARCH AND DEVELOPMENT
During 2007 Research and Development efforts related to the development of new features and functionality of current modules and the development of new modules to market and sell for implementation on our MDM platform.

POST BALANCE SHEET EVENTS
Post balance sheet events are dealt with in Note 20 to the financial statements.

DIRECTORS’ RESPONSIBILITIES
Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the Group and the Company at the end of the year and of the Group's profit or loss for the year then ended.

In preparing those financial statements, the directors are required to select suitable accounting policies, and then apply them on a consistent basis, making judgements and estimates that are prudent and reasonable. The directors must state whether applicable accounting standards have been followed, subject to any material departures disclosed and explained in the financial statements. The directors must also prepare the financial statements on the going concern basis unless it is inappropriate to presume that the Company will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the Group and the Company to enable them to ensure that the financial statements comply with the Companies Act 1985. The directors are also responsible for safeguarding the assets of the Group and the Company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

DIRECTORS’ REPORT (continued)

YEAR ENDED 31 DECEMBER 2007
In so far as the directors are aware:

•	there is no relevant audit information of which the company's auditor is unaware; and

•	the directors have taken all steps that they ought to have taken to make themselves aware of any relevant audit information and to establish that the auditor is aware of that information.

AUDITORS
A resolution to re-appoint MacIntyre Hudson LLP will be proposed at the annual general meeting.

Signed by order of the board

V S Pino
Director
Approved by the director on:

INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

INDEPENDENT AUDITORS' REPORT TO THE SHAREHOLDERS OF INSIGNIA SOLUTIONS PLC

YEAR ENDED 31 DECEMBER 2007

We have audited the group and parent company financial statements of Insignia Solutions Plc for the year ended 31 December 2007 which comprise the consolidated profit and loss account, consolidated balance sheet, company balance sheet, consolidated cash flow statement, and related notes. These have been prepared under the accounting policies set out in the statement of accounting policies.

This report is made solely to the Company's shareholders, as a body, in accordance with Section 235 of the Companies Act 1985. Our audit work has been undertaken so that we might state to the Company's shareholders those matters we are required to state to them in an auditors' report and for no other purpose. To the fullest extent permitted by law, we do not accept or assume responsibility to anyone other than the Company and the Company's shareholders as a body, for our audit work, for this report, or for the opinions we have formed.

RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS
As described in the Statement of Directors’ Responsibilities the Company's directors are responsible for the preparation of the financial statements in accordance with applicable law and United Kingdom Accounting Standards (United Kingdom Generally Accepted Accounting Practice).

Our responsibility is to audit the financial statements in accordance with relevant legal and regulatory requirements and International Standards on Auditing (UK and Ireland).

We report to you our opinion as to whether the financial statements give a true and fair view and are properly prepared in accordance with the Companies Act 1985. We also report to you if, in our opinion, the Directors’ Report is not consistent with the financial statements, if the company has not kept proper accounting records, if we have not received all the information and explanations we require for our audit, or if information specified by law regarding directors' remuneration and transactions with the group is not disclosed.

We read the Director's Report and consider the implications for our report if we become aware of any apparent misstatements within it.

BASIS OF AUDIT OPINION
We conducted our audit in accordance with International Standards on Auditing (UK and Ireland) issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the group and company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

INDEPENDENT AUDITORS' REPORT TO THE SHAREHOLDERS OF INSIGNIA SOLUTIONS PLC (continued)

YEAR ENDED 31 DECEMBER 2007
OPINION
In our opinion:

•
the financial statements give a true and fair view, in accordance with United Kingdom Generally Accepted Accounting Practice, of the state of the group and company's affairs as at 31 December 2007 and of the group’s loss for the year then ended;

•	the financial statements have been properly prepared in accordance with the Companies Act 1985.

•	the information given in the Directors'Report is consistent with the financial statements.

MACINTYRE HUDSON LLP
New Bridge Street House	Chartered Accountants
30 – 34 New Bridge Street	& Registered Auditors
London
EC4V 6BJ

INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

CONSOLIDATED PROFIT AND LOSS ACCOUNT FOR THE YEAR ENDED

31 DECEMBER 2007

	2007			2006
	Note	$000	$000	$000

Turnover: group and share of joint ventures		883		2,860
Less: share of joint ventures’ turnover		-		(22)

GROUP TURNOVER			883	2,838

Cost of sales			(226)	(683)

GROSS PROFIT			657	2,155

Administrative expenses			(4,640)	(7,828)

GROUP OPERATING LOSS	3		(3,983)	(5,673)

Share of operating profit/(loss) in joint
venture			-	(34)
			(3,983)	(5,841)
Gain on disposal of discontinued
activities	4		13,132	-

PROFIT/(LOSS) ON ORDINARY ACTIVITIES BEFORE
INTEREST			9,149	(7,042)

Interest receivable	6		180	-
Interest payable and similar charges	6		(487)	(521)
Liquidated gain/(damages) on
subsidiary preferred stock	14		614	(680)

PROFIT/(LOSS) ON ORDINARY ACTIVITIES BEFORE
TAXATION			9,456	(7,042)

Income tax (expense)/credit	7		(12)	162

PROFIT/(LOSS) FOR THE
FINANCIAL YEAR	15		9,444	(6,880)

The activities of the group are discontinued.

There are no recognised gains or losses other than the results above and therefore no separate statement of total recognised gains and losses has been presented.

The Company has taken advantage of section 230 of the Companies Act 1985 not to publish its own Profit and Loss Account.

The notes on pages 12 to 31 form part of these financial statements.

INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

31 DECEMBER 2007

		2007		2006
	Note	$000	$000	$000

FIXED ASSETS
Goodwill	8		-	1,859
Intangible assets	9		-	959
Tangible assets	10		-	102
Investment in joint venture:
Share of gross assets		-		67
Share of gross liabilities		-		(273)
			-	(206)
			-	2,714
CURRENT ASSETS
Debtors of which $nil (2006: $21,000) falls due
in more than one year	12	44		1,274
Cash at bank and in hand		5,340		341
		5,384		1,615
CREDITORS: Amounts falling due within one year	13	926		6,410
NET CURRENT ASSETS/(LIABILITIES)			4,458	(4,795)
TOTAL ASSETS LESS CURRENT LIABILITIES			4,458	(2,081)

NET ASSETS/(LIABILITIES)			4,458	(2,081)

CAPITAL AND RESERVES
Called-up equity share capital	14		848	848
Share premium account	15		67,929	70,834
Profit and loss account	15		(78,273)	(87,717)
Capital reserve	15		13,954	13,954
EQUITY SHAREHOLDERS'FUNDS/(DEFICIT)			4,458	(2,081)

Approved by the board and authorised for issue on	and signed their behalf by:

___________________
V S Pino
Director

The notes on pages 12 to 31 form part of these financial statements.

INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

COMPANY BALANCE SHEET

31 DECEMBER 2007

		2007		2006
	Note	$000	$000	$000
FIXED ASSETS
Intangible assets	9		-	1,703
Investments	11		-	3,987
			-	5,690
CURRENT ASSETS
Debtors	12	7		217
Cash at bank and in hand		4		11
		11		228

CREDITORS: Amounts falling due within one year	13	243		(4,917)

NET CURRENT LIABILITIES			(232)	(4,689)

TOTAL ASSETS LESS CURRENT LIABILITIES			(232)	1,001

NET ASSETS/(LIABILITIES)			(232)	1,001

CAPITAL AND RESERVES
Called-up equity share capital	15		848	848
Share premium account	15		62,772	62,772
Profit and loss account	15		(77,754)	(76,521)
Capital reserve	15		13,902	13,902
EQUITY SHAREHOLDERS'DEFICIT			(232)	1,001

Approved by the board and authorised for issue on	and signed their behalf by:

___________________
V S Pino
Director

The notes on pages 12 to 31 form part of these financial statements.

INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

CONSOLIDATED CASH FLOW STATEMENT

YEAR ENDED 31 DECEMBER 2007

		2007		2006
	Note	$000	$000	$000	$000
NET CASH OUTFLOW FROM
OPERATING ACTIVITIES	A		(7,411)		(5,701)

RETURNS ON INVESTMENTS
AND SERVICING OF FINANCE
Interest received		180		-
Interest paid		(487)		(521)
			(307)		(521)
TAXATION			159		190

CAPITAL EXPENDITURE AND
FINANCIAL INVESTMENT
Purchase of tangible fixed assets		(19)		(86)
			(19)		(86)
ACQUISITIONS AND DISPOSALS
Sale of business		14,968		-
Earn-out fees		(100)		(204)
			14,868		(204)
CASH INFLOW/(OUTFLOW) BEFORE FINANCING			7,290		(6,322)

FINANCING	B		(2,291)		5,467

INCREASE/(DECREASE) IN CASH	C		4,999		(855)

The notes on pages 12 to 31 form part of these financial statements.

INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

NOTES TO THE CONSOLIDATED CASH FLOW STATEMENT

YEAR ENDED 31 DECEMBER 2007
A	RECONCILIATION OF OPERATING LOSS TO NET CASH OUTFLOW FROM
	OPERATING ACTIVITIES

		2007	2006
		$000	$000
	Operating loss	(3,983)	(5,673)
	Depreciation	23	40
	Amortisation	97	392
	Joint venture net liabilities written off	(206)	-
	(Gain)/Loss on disposal of fixed assets	-	31
	Decrease in debtors	374	796
	Decrease in creditors	(3,716)	(1,287)
	Net cash outflow from operating activities	(7,411)	(5,701)

B	RETURNS ON INVESTMENTS AND SERVICING OF FINANCE

		2007	2006
		$000	$000
	Proceeds from issuance of shares, net of
	issuance costs	614	5,467
	Redemption of preferred shares	(2,905)	-
	Net cash inflow from financing	(2,291)	5,467

C	RECONCILIATION OF NET CASH FLOW TO MOVEMENT IN NET FUNDS

		2007	2006
		$000	$000
	Increase/(decrease) in cash in the period	4,999	(855)
	Movement in net funds in the period	4,999	(855)
	Net funds at 1 January 2007	341	1,196
	Net funds at 31 December 2007	5,340	341

INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

NOTES TO THE CONSOLIDATED CASH FLOW STATEMENT
YEAR ENDED 31 DECEMBER 2007

C	RECONCILIATION OF NET CASH FLOW TO MOVEMENT IN NET FUNDS
	(continued)

	ANALYSIS OF CHANGES IN NET FUNDS
				At
		At	Cash	31 Dec
		1 Jan 2007	flows	2007
		$000	$000	$000
	Net cash:
	Cash in hand and at bank	341	4,999	5,340
	Net funds	341	4,999	5,340

INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

YEAR ENDED 31 DECEMBER 2007

1.	PRINCIPAL ACCOUNTING POLICIES AND BASIS OF PREPARATION OF THE FINANCIAL STATEMENTS
The accounts have been prepared on a going concern basis in US dollars and in accordance with applicable accounting standards in the United Kingdom. A summary of the principal Group accounting policies, which have been applied consistently, is set out below.

Basis of accounting
The accounts have been prepared under the historical cost convention and going concern basis.

Basis of consolidation
The consolidated financial statements incorporate the financial statements of the Company and all Group undertakings. As a consolidated profit and loss account is published, a separate profit and loss account for the parent Company is omitted from the Group financial statements by virtue of section 230 of the Companies Act 1985.  Turnover  Turnover, which excludes value added tax and sales tax, represents sales of software, software development fees, licence royalties and amounts chargeable to customers for services provided.

Turnover
Turnover, which excludes value added tax and sales tax, represents sales of software, software development fees, licence royalties and amounts chargeable to customers for services provided.

Revenue recognition
The Company primarily enters into licence arrangements for the sale of the MDM product to the mobile handset and wireless carrier industry. Service revenues are derived from non-recurring engineering activities, training and annual maintenance contracts.

Revenue from licences is recognised when persuasive evidence of an agreement exists, delivery of the product has occurred, the fee is fixed and determinable, and collectibility is probable. For contracts with multiple elements, and for which vendor-specific objective evidence of fair value for the undelivered element exists, the Company recognises revenue for the delivered elements using the residual method.

INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

YEAR ENDED 31 DECEMBER 2007

1.	PRINCIPAL ACCOUNTING POLICIES AND BASIS OF PREPARATION OF THE FINANCIAL STATEMENTS (continued)
The Company considers these US accounting pronouncements as best practice, and in accordance with FRS 5 “Reporting the substance of transactions”. If vendor-specific objective evidence does not exist for all undelivered elements, all revenue is deferred until evidence exists, or all elements have been delivered. Generally the Company has vendor-specific objective evidence of fair value for the maintenance element of software arrangements based on the renewal rates for maintenance in future years as specified in the contracts. In such cases, the Company defers the maintenance revenue at the outset of the arrangement and recognises it rateably over the period during which the maintenance is to be provided, which generally commences on the date the software is delivered. Vendor-specific objective evidence of fair value for the service element is determined based on the price charged when those services are sold separately. The Company occasionally enters into licence agreements with extended payment terms. Provided all other revenue criteria are met, revenue from these contracts is recognised at the earlier of when cash is received from the customer or the quarter in which payments become due and payable.

The Company has also entered into licence agreements with certain distributors, which provide for minimum guaranteed royalty payments throughout the term of the agreement. Provided all other revenue criteria are met, minimum guaranteed royalty revenue is recognised when the payments become due and payable. Royalty revenue that exceeds the minimum guarantees is recognised as received.

Revenue for non-recurring engineering is recognised on a percentage of completion basis, which is computed using the input measure of labour cost. Revenues from training are recognised when the training is performed.

The Company does not grant return rights or price protection under licence agreements for its MDM product, but has in the past provided price protection to certain distributors. Where this is the case, the Company makes appropriate provision based on estimates of expected sell-through by distributor of its products.

Licence revenue and service revenue on contracts involving significant implementation, customisation or services which are essential to the functionality of the software is recognised over the period of each engagement, using the percentage of completion method. Labour hours incurred is generally used as the measure of progress towards completion.

Payments for customer funded engineering activities, training and maintenance contracts received in advance of revenue recognition are recorded as deferred revenue.

Research and development expenditure
The Company capitalises internal software development costs incurred after technological feasibility has been demonstrated and commercial viability expected. The Company defines establishment of technological feasibility as the completion of a working model. Such capitalised amounts are amortised commencing with the introduction of that product at the greater of the straight-line basis utilising estimated economic life, generally six months to one year, or the ratio of actual revenues achieved to the total anticipated revenues over the life of the product. At 31 December 2007 there were no capitalised research and development costs.

INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

YEAR ENDED 31 DECEMBER 2007

1.	PRINCIPAL ACCOUNTING POLICIES AND BASIS OF PREPARATION OF THE FINANCIAL STATEMENTS (continued)
All other research and development expenditure has been written off to the profit and loss account as incurred.

 Foreign currencies
Assets and liabilities in foreign currencies are translated into US dollars at the rates of exchange ruling at the balance sheet date. Transactions in foreign currencies are translated into US dollars at the rate of exchange ruling at the date of the transaction. Exchange differences are taken into account in arriving at the operating profit.

The directors have determined that the Group and Company’s functional currency is the US dollar. The year-end exchange rate used between Sterling and US dollars was $1.99/£1 (2006: $1.96/£1).

Intangible assets and Goodwill
Consideration paid in connection with acquisitions is required to be allocated to the acquired assets, including identifiable intangible assets, and liabilities acquired. Acquired assets and liabilities are recorded based on an estimate of fair value, which requires significant judgment with respect to future cash flows and discount rates.

Goodwill represents the excess of the purchase price over the fair value of the net tangible and identifiable intangible assets acquired in a business combination. An element of goodwill is amortised over ten year basis in respect of customer relationships identified on the acquisition of a subsidiary, the remainder of goodwill is not amortised but tested for impairment at least annually and more frequently if events or changes in circumstances suggest that the carrying amount may not be recoverable.

The company Intangible assets consist of customer relationships and technology and are amortised using the straight-line method over the estimated useful lives of ten and five years respectively.

Tangible fixed assets
Tangible fixed assets are stated at their purchase price, together with any incidental expenses of acquisition.

Provision for depreciation is made so as to write off the cost of tangible assets on a straight-line basis over the expected useful economic lives of the assets concerned. The principal annual rates used for this purpose are:

Fixtures and fittings	25-33%
Computer and other equipment	33%

Deferred taxation
Under FRS 19, provision is made for deferred tax liabilities and assets, using full provision accounting, otherwise known as the incremental liability method, when an event has taken place by the balance sheet date which gives rise to an increased or reduced tax liability in the future. Deferred tax is measured at the average tax rates that are expected to apply in the periods in which the timing differences are expected to reverse, based on tax rates and laws that have been enacted or substantially enacted by the balance sheet date. Deferred tax is measured on a non-discounted basis.

INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

YEAR ENDED 31 DECEMBER 2007

1.	PRINCIPAL ACCOUNTING POLICIES AND BASIS OF PREPARATION OF THE FINANCIAL STATEMENTS (continued)
A net deferred tax asset is regarded as recoverable and therefore is recognised only when, on the basis of available evidence, it can be regarded as more likely than not that there will be suitable taxable profits against which to recover the carried forward tax losses and from which the future reversal of underlying timing differences can be deducted.

Operating leases
Rentals payable under operating leases are charged on a straight-line basis over the lease term in arriving at operating profit.

Pension costs
Pension costs in respect of the Group’s defined contribution scheme and 401(k) plans are accounted for in the period to which they relate.

Financial instruments
All highly liquid investments with an original maturity of three months or less are accounted as cash equivalents.

Share-based payments
Share-based payments is accounted for in accordance with SFAS No. 123 Share-Based Payments. In accordance with SFAS 123(R), share-based payments is measured at the grant date based on the fair value of the award using the modified-prospective method.

The Black-Scholes option pricing model is used to determine the fair value of share option and employee share purchase plan. The fair value of equity-based payment awards on the date of grant is determined by an option-pricing model using the number of complex and subjective variables. These variables include expected share price volatility over the term of the awards, actual and projected employee share option exercise behaviours, risk-free interest rate and expected dividends.

2.	SEGMENTAL ANALYSIS

	Turnover by		Turnover by origin		Operating losses		Net assets/liabilities
	destination
	2007	2006	2007	2006	2007	2006	2007	2006
	$000	$000	$000	$000	$000	$000	$000	$000
USA	226	2,283	663	1,854	(2,950)	(2,791)	4,681	(3,223)
Rest of the World	657	555	220	984	(1,033)	(3,050)	(223)	1,142
	883	2,838	883	2,838	(3,983)	(5,841)	4,458	(2,081)

The directors consider that all of the Group’s activities fall within one class of business.

INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

YEAR ENDED 31 DECEMBER 2007

3.	OPERATING LOSS

Operating loss is stated after charging:
	2007	2006
	$000	$000
Research and development costs	56	2,511
Depreciation of owned assets	23	40
Amortisation	97	392
Loss on disposal of fixed assets	-	31
Hire of equipment under operating leases	-	11
Rental of land and buildings	40	333
Directors’ emoluments	872	260
Auditors’ remuneration - audit services	99	198
- non-audit services	-	13
Net loss on foreign currency translation	73	67

Fees payable to the auditors in the United Kingdom included within the above charge are £19,000 (2006:£ £27,000).

4.	GAIN ON DISPOSAL OF DISCONTINUED ACTIVITIES

In April 2007 the company sold substantially all of our assets to Smith Micro Software, Inc for a consideration of $14,968,000.

5.	EMPLOYEE INFORMATION

The average number of persons employed by the Group during the year, including executive directors, was:

	2007	2006
	Number	Number
Sales and marketing	-	8
Research and development	-	19
General and administrative	6	11
	6	38
Group employment costs of all employees including executive directors:
	2007	2006
	$000	$000
Wages and salaries	1,986	2,764
Social security costs	14	501
Pension costs	6	31
	2,006	3,296
Highest paid director:
	2007	2006
	$000	$000
Emoluments	872	260

INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

YEAR ENDED 31 DECEMBER 2007

6.	INTEREST

Interest receivable	2007	2006
	$000	$000
Bank and other	180	-
	180	-
Interest payable	2007	2006
	$000	$000
Bank and other	487	521
	487	521

7.	TAXATION

	2007	2006
	$000	$000
Analysis of the tax charge
Current tax
UK Corporation tax @ 30%	-	(171)
Overseas taxation	12	9
Total current tax	12	(162)
Profit/(loss) on ordinary activities at 30%	2,837	(2,113)
Effects of:
Expenses not deductible for tax purposes	5	2
Losses surrendered for R&D tax credit	(5)	(171)
Increase/(decrease) in unprovided tax asset	1,430	(2,115)
Business asset disposal	(4,267)	-
Overseas taxation	12	9
	12	(162)
Deferred tax unprovided consists of the following:
Differences between capital allowances and depreciation	-	(143)
Trade losses	(1,416)	(2,703)
Total deferred tax unprovided	(1,416)	(2,846)

The deferred tax asset principally consists of accumulated tax losses carried forward and available for offset against future profits. No deferred tax assets have been recognised in respect of the above available losses, as in the opinion of the directors, it is not likely that suitable taxable profits will be available against which the carried forward tax losses can be recovered in the near future.

INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

YEAR ENDED 31 DECEMBER 2007

8.	GOODWILL

Group	Total
$000
COST
At 1 January 2007	2,022
Earn-out provision	100
Disposal	(2,122)

At 31 December 2007	-

AMORTISATION
At 1 January 2007	163
Charge for the year	23
Eliminated on disposal	(186)

At 31 December 2007	-

NET BOOK VALUE
At 31 December 2007	-

At 31 December 2006	1,859

9.	INTANGIBLE ASSETS

Group	Technology	Total
	$000	$000
COST
At 1 January 2007	1,493	1,493
Disposals	(1,493)	(1,493)

At 31 December 2007	-	-

AMORTISATION
At 1 January 2007	534	534
Charge for the year	74	74
Eliminated on disposal	(608)	(608)

At 31 December 2007	-	-

NET BOOK VALUE
At 31 December 2007	-	-

At 31 December 2006	959	959

INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

YEAR ENDED 31 DECEMBER 2007

9.	INTANGIBLE ASSETS (continued)

Company	Customer
	relationships	Technology	Total
	$000	$000	$000
COST
At 1 January 2007	907	1,493	2,400
Disposals	(907)	(1,493)	(2,400)

At 31 December 2007	-	-	-

AMORTISATION
At 1 January 2007	163	534	697
Charge for the year	23	74	97
Eliminated on disposal	(186)	(608)	(794)

At 31 December 2007	-	-	-

NET BOOK VALUE
At 31 December 2007	-	-	-

At 31 December 2006	744	959	1,703

10.	TANGIBLE FIXED ASSETS

Group		Computers
	Fixtures &	& Other
	Fittings	Equipment	Total
	$000	$000	$000
COST
At 1 January 2007	34	339	373
Additions	-	19	19
Disposals	(34)	(358)	(392)

At 31 December 2007	-	-	-

DEPRECIATION
At 1 January 2006	34	237	271
Depreciation	-	23	23
Eliminated on disposal	(34)	(260)	(294)

At 31 December 2007	-	-	-

NET BOOK VALUE
At 31 December 2007	-	-	-

At 31 December 2006	-	102	102

INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

YEAR ENDED 31 DECEMBER 2007

11.	INVESTMENTS
The Company’s subsidiary undertakings are:
Name of Company and country of	Description of	Proportion of
incorporation and operation	shares held	nominal value of
		issued shares and
		voting rights held
Insignia Solutions International Limited	£1 Ordinary	100%
(England & Wales)
Jeode Limited (England & Wales)	1 Ordinary	100%
Jeode Inc (formerly Insignia Solutions Inc)	Common stock,	100%
(USA)	no par value
Insignia Solutions Foreign Sales Inc	Common stock,	100%
(Barbados)	$10 par value
Emulation Technologies Inc (USA)	Common stock,	100%
	no par value
Insignia Solutions France SARL (France)	FF100 shares	100%
(liquidated subsequent to the year end)
Insignia Solutions Sweden	SEK100 shares	100%

The principal activities of Jeode Inc, Insignia Solutions International Limited, and Insignia Solutions Sweden are the development, marketing, licensing and support of computer software products.

Jeode Limited has been dormant since 2000. Emulation Technologies Inc has been dormant since 1990. Insignia Solutions Foreign Sales Inc has been dormant from incorporation.

In addition to the above the Company also held a joint venture investment. The Company held 17,500 shares in Insignia Asia Chusik Hosea, a Company incorporated in South Korea. This represented a 50% shareholding in the Company, the joint venture had been included within the consolidated financial statements using the gross equity method. The principal activity of the Company is the marketing, licensing and support of computer software products. On 4 April 2007, in connection with the sale of substantially all of our assets, the company purchased the shares of the joint venture held by the third party so that Insignia Asia Chusik Hosea became a 100% owned subsidiary and included within the disposal of company assets.

INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

YEAR ENDED 31 DECEMBER 2007

11.	INVESTMENTS (continued)

INVESTMENTS	2007	2006
	$000	$000
COST
At 1 January 2007	4,137	3,573
Additions	-	564
Write down on disposal of assets	(4,137)	-

At 31 December 2007	-	4,137

PROVISION FOR DIMINUTION
At 1 January 2007	150	150
Provision for year	-	-
Eliminated on disposal of assets	(150)	-

At 31 December 2007	-	150

NET BOOK VALUE
At 31 December 2007	-	3,987

12.	DEBTORS

	Group		Company
	2007	2006	2007	2006
	$000	$000	$000	$000

Amounts falling due within one year:
Trade debtors	-	926	-	-
Taxation	-	171	-	171
Other debtors	7	38	7	38
Prepayments	37	118	-	8
	44	1,253	7	217

Amounts falling due after more than one year:
Lease deposits	-	21	-	-
	-	21	-	-
Total debtors	44	1,274	7	217

INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

YEAR ENDED 31 DECEMBER 2007
13.	CREDITORS: Amounts falling due within one year

	Group		Company
	2007	2006	2007	2006
	$000	$000	$000	$000
Trade creditors	59	1,544	11	562
Amounts owing to subsidiary
undertakings	-	-		3,087
Other taxes and social security	-	36	-	36
Other creditors	-	2,176	-	-
Accruals and deferred income	867	2,654	232	1,232
	926	6,410	243	4,917

Included within other creditors is Loan and Security Agreement with Silicon Valley Bank (SVB) to finance certain eligible accounts receivable. At 31 December 2007 amounts were advanced in the sum of $nil (2006:$ 508,000). The financed receivables are secured by a first priority security interest in substantially all of the Company’s assets, including intellectual property.

Included within other creditors is a Bridge Loan Agreement with Smith Micro Software Inc in the sum of $nil (2006: $750,000). The loan is secured by substantially all of the assets of the Company and certain of its subsidiaries, including its intellectual property, and payment of the loans and performance of the Loan Agreement are guaranteed by the Company and certain of its subsidiaries.

Included within other creditors are loans from directors in the sum of $nil (2006: $873,000). The loans are secured by all of the assets of the Company (subordinated to any financing under the current bank line of credit).

14.	SHARE CAPITAL

Authorised share capital:
	2007		2006
	No	£000	No	£000

Equity interests (Ordinary shares of 1p)	110,000,000	1,100	110,000,000	1,100
Non-equity interests (Preferred shares of 20p each)	3,000,000	600	3,000,000	600
		1,700		1,700
Allotted and called up:
	2007		2006
	No	$000	No	$000

Equity interests (Ordinary shares of 1p)	50,438,247	848	50,438,247	848

INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

YEAR ENDED 31 DECEMBER 2007

14.	SHARE CAPITAL (continued)

Allotment of shares

On 30 June 2005 and 5 July 2005, the Company and the wholly-owned subsidiary, Jeode Inc. entered into securities subscription agreements with Fusion Capital and other investors. Pursuant to these subscription agreements, the Company completed a closing for an aggregate of $1,000,000 on 30 June 2005, and completed a second closing on 5 July 2005 for an additional $440,000. Pursuant to these subscription agreements, the subsidiary issued its Series A Preferred Share, no par value per share, to the investors. This preferred share is non-redeemable. The shares of Series A Preferred Share held by each investor are exchangeable for ADSs (i) at any time at the election of such investor, (ii) automatically upon written notice by the Company to such investor in the event that the sale price of the ADSs on the Nasdaq SmallCap Market is greater than $1.50 per share for a period of ten consecutive trading days, and certain other conditions are met, and (iii) automatically to the extent any shares of the preferred share have not been exchanged prior to 30 June 2007. The Series A Preferred Share accrued dividends at a rate of 15% per year compounded annually until 30 June 2007, at which time no further dividends will accrue, and are payable in the form of additional ADSs. Including accruable dividends, the shares of Series A Preferred Share issued on 30  June 2005, together with additional shares issued on 5 July 2005, will be exchangeable for 3,306,251 and 1,456,075 ADSs, respectively, at an initial purchase price of $0.40 per ADS. As of 31 December 2007 and 2006 approximately $25,000 and $84,000, respectively, has been accrued for the value of the 15% dividend in the accompanying consolidated profit and loss account. Pursuant to the subscription agreements, the company also issued to the investors on 30 June 2005 and 5 July 2005 warrants to purchase an aggregate of 2,500,000 and 1,101,000 ADSs, respectively, at an exercise price per share equal to the greater of $0.50 or the US dollar equivalent of 20.5  UK pence. These warrants are immediately exercisable and expire on 30 June 2010. The Company also entered into registration rights agreements with the investors pursuant to which the Company agreed to file a registration statement with the Securities and Exchange Commission covering the resale of (i) the ADSs issued to the investors upon exchange of the Series A Preferred Share under their subscription agreements and (ii) the ADSs issuable upon exercise of their warrants.

INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

YEAR ENDED 31 DECEMBER 2007

14.	SHARE CAPITAL (continued)

On 29 December 2005 the Company and the subsidiary, Jeode Inc, entered into a Securities Subscription Agreement (the ‘’December 2005 Subscription Agreement’’) with certain investors (the ‘’December 2005 Investors’’), pursuant to which the Company and the subsidiary completed a private placement and received aggregate proceeds of $1,975,000 (including exchange of $250,000 in bridge notes). Pursuant to the December 2005 Subscription Agreement, the subsidiary issued its Series B Preferred Share to the December 2005 Investors. The Series B Preferred Share is non- redeemable. The shares of Series B Preferred Share (plus all accrued and unpaid dividends thereon) held by each December 2005 Investor are exchangeable for ADSs (i) at any time at the election of the investor or (ii) automatically upon written notice by the Company to the December 2005 Investor in the event that the sale price of the ADSs on the NASDAQ SmallCap Market is greater than $0.80 per share for a period of twenty consecutive trading days and certain other conditions are met. The Series B Preferred Share will accrue dividends at a rate of 7.5% per year; the first year’s dividends are payable in the form of additional ADSs upon exchange, and subsequent accrued dividends are payable only if declared by the subsidiary’s board of directors. If the Company’s stock is delisted from the Nasdaq National Market, which occurred on 25 April 2006, the dividend rate changes from 7.5% to 20%. Including accruable dividends, the shares of Series B Preferred Stock will be exchangeable for an aggregate of 9,178,068 ADSs, representing an initial purchase price of $0.25 per ADS. For the year ended 31 December 2007 and 2006 approximately $167,000 and $320,000 has been accrued for the value of the dividend in the accompanying consolidated statement of operations. Pursuant to the December 2005 Subscription Agreement, the Company also issued warrants to purchase an aggregate of 9,085,000 ADSs to the December 2005 Investors at an exercise price of $0.37 per share. These warrants are exercisable from 29 June 2006 until 29 December 2010.

INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

YEAR ENDED 31 DECEMBER 2007

14.	SHARE CAPITAL (continued)

Outstanding Warrants for subscription for Ordinary Shares

	Warrants	Warrants
	Outstanding and	Outstanding
	Exercisable	Exercise
		Price
Outstanding at 31 December 2005	20,105,786	$0.35-$5.00	(1)
Granted	-	-
Exercised	(3,923,392)	$0.332
Lapsed	(25,000)	$5.00
Outstanding at 31 December 2006	16,157,394	$0.25-$5.00	(1)
Granted	-
Exercised	-
Lapsed	(11,809,183)	$0.49
Outstanding at 31 December 2007	4,348,211	$0.43	(2)

(1)	Insignia amended the terms of warrants issued in June/July 2005 and in December 2005 held by the participating investors to reduce the exercise price of the warrants to $0.25 per share.

In March 2006, Fusion Capital exercised warrants to purchase an aggregate of 2,720,000 ADSs. In connection with this transaction Insignia amended the terms of warrants to purchase 562,500 ADSs issued to Fusion in November 2005 to reduce the exercise price from the lower of $0.50 or 20.5 pence per share to $0.35 per share.

(2)	Warrants outstanding at 31 December 2007 had no intrinsic value.

INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

YEAR ENDED 31 DECEMBER 2007

14.	SHARE CAPITAL (continued)

Option schemes
The Company has four share option schemes, which provide for the issuance of share options to employees of the Company to purchase Ordinary shares of 1p par value. A total of 2,788,376 (2006: 3,929,903) Ordinary shares have been reserved for the issuance of options. At 31 December 2007 and 2006 approximately 3,199,000 and 2,058,000, respectively, Ordinary shares were available for future grants of share options. Share options are granted at prices of not less than 100% of the fair market value of the Ordinary shares at the date of the grant, as determined by the Board of Directors.

The following table summarises activity in the year under the share option schemes:

	Total	Weighted	Weighted
		Average	Average
		Exercise	Remaining
		Price	Contractual
			term (years)
Outstanding at 1 January 2006	4,436	$0.86	5.7
Granted	2,290	$0.20
Exercised	-	-
Lapsed	(2,797)	$0.99
Outstanding at 31 December 2006	3,929	$0.86	7.7
Granted	600	$0.12
Exercised	-	-
Lapsed	(1,741)	$1.82
Outstanding at 31 December 2007	2,788	$0.90	6.8
Exercisable at 31 December 2007	1,713	$1.34	5.6

During the year 600,000 options were granted with an exercise price of $0.12 and a fair value of $66. The options vest 25% per year for the next 4 years and expire in 10 years. The Group recognised an expense of $17,000 for share based payments in the year.

Options outstanding at 31 December 2007 (in thousands, except per share data):

Range of Exercise Prices	Number	Weighted	Weighted
	Outstanding	Average	Average
		Remaining	Exercise Price
		Contractual Life
$0.10-$0.30	1,320	9.0	0.14
$0.31-$0.40	460	5.2	0.37
$0.41-$0.50	200	7.8	0.41
$0.51-$0.60	-	-	-
$0.61-$1.00	329	6.0	0.66
$1.01-$7.25	479	2.9	3.88
	2,788	6.9

INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

YEAR ENDED 31 DECEMBER 2007

14.	SHARE CAPITAL (continued)

The assumptions used to value equity-based payments in the Black Scholes model were as follows:

	2007	2006
Expected dividends	None	None
Expected term	4 years	6.08 years
Risk free interest	4.5%	4.5 – 6.0%
Expected volatility	424%	129 - 287%
Weighted average share price	$0.12	$0.86
Weighted average exercise price	$0.12	$0.86

15.	RECONCILIATION OF MOVEMENT IN TOTAL SHAREHOLDERS’ FUNDS

	Called up	Share	Profit and
	share	premium	loss	Capital	Total shareholders’
	capital	account	account	reserve	funds
					2007	2006
	$000	$000	$000	$000	$000	$000
Group
At 1 January 2007	848	70,834	(87,717)	13,954	(2,081)	(1,348)
Shares issued in year	-	-	-	-		6,147
Share redemption		(2,905)			(2,905)	-
Profit/(Loss) for year	-	-	9,444	-	9,444	(6,880)
At 31 December 2007	848	67,929	(78,273)	13,954	4,458	(2,081)

Company
At 1 January 2007	848	62,772	(76,521)	13,902	1,001	1,556
Shares issued in year	-	-	-	-	-	132
Loss for year	-	-	(1,233)	-	(1,233)	(687)

At 31 December 2007	848	62,772	(77,754)	13,902	(232)	1,001

As permitted by Section 230(1)(b) of the Companies Act 1985, Insignia Solutions plc has not published its separate profit and loss account. The loss arising for the Company in 2007 of $1,233,000 (2006: loss of $687,000) is dealt with in the consolidated profit and loss account.

16.	PENSION COSTS

The Group has a 401(k) plan covering all of its US employees and a defined contribution plan covering all its UK employees. Under both these plans, employees may contribute a percentage of their compensation and the Group may make certain matching contributions. Both the employees’ and Group’s contributions are fully vested and non-forfeitable at all times. The assets of both these plans are held separately from those of the Group in independently managed and administered funds. The Group’s contributions to these plans are aggregated $6,000 in 2007 (2006: $10,000).

INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

YEAR ENDED 31 DECEMBER 2007

17.	COMMITMENTS

Lease commitments
The Group has committed to the following annual charges under non-cancellable operating leases:

	Properties
	2007	2006
	$000	$000
Expiring:
Within one year	-	205
Within two to five years	-	147
After five years	-	-
	-	352

18.	RELATED PARTY TRANSACTIONS

Between 26 June and 11 September 2006, Viscount Bearsted and Vincent Pino, members of the Board of Directors of Insignia, advanced to the Company and its subsidiaries amounts (in US Dollars, English Pounds and Swedish Krona) totaling approximately $895,000. These advances carried interest rates varying between 10% and 18%. In August 2006, Insignia repaid approximately $61,000 of the advances, and at 1 November 2006 the net amounts owing under these various advances, including interest, was approximately $873,000 in the aggregate which was converted at that time into two loans to Insignia Solutions, Inc., a subsidiary of the Company.  These loans were repaid in April 2007 upon the sale of assets to Smith Micro.

The Company has taken advantage of the exemption in Financial Reporting Standard No. 8 not to disclose transactions and balances between Group entities that have been eliminated on consolidation.

INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

YEAR ENDED 31 DECEMBER 2007

19.	FINANCIAL RISKS

The Group’s financial risk and treasury policy is as detailed in the Directors’ Report. Short-term debtors and creditors are not discounted, securitised or pledged in any way, and as permitted by FRS 25, they are excluded from the numerical analyses in this note, except for the currency analysis of the Group’s financial assets and liabilities.

On 3 October 2005, Jeode Inc. entered into a Loan and Security Agreement with SVB pursuant to which Insignia may request that SVB finance certain eligible accounts receivable (each, a “financed receivable”) by extending credit to Jeode Inc. in an amount equal to 80% of such financed receivable (subject to certain adjustments). The aggregate amount of financed receivables outstanding at any time may not exceed $1,250,000. On the maximum receivables of $1,250,000, the Company can borrow up to $1,000,000. Jeode Inc. must pay a finance charge on each financed receivable in the amount equal to 2% plus the greater of 6.5% or SVB’s most recently announced prime rate (annualized), multiplied by the total outstanding gross face amount for such financed receivable. As security for the loan, the Company granted SVB a first priority security interest in substantially all of our assets, including intellectual property. Upon execution of the Loan and Security Agreement, Jeode Inc paid SVB a non-refundable facility fee of $15,000. Insignia repaid the SVB loan using proceeds it received from the December 2005 loan from Platinum described above. In October 2006 and January 2007 this facility was extended in 3 month increments, with Insignia paying SVB a non-refundable facility fee each time of $4,000.  As of 31 December 2007 $nil (2006: $508,000) was outstanding.

With the 16 March 2005 acquisition of Mi4e, the group assumed two notes payable. The largest note is to ALMI Företags Partner (“ALMI”) and is referred to as a “regional development loan”. The total loan amount was for Swedish Krona (“SEK”) 700,000 or approximately $88,000. This note is to be repaid by 31 May 2007 in quarterly instalments of approximately SEK 54,000 or approximately $6,800. The interest rate on this note was originally 9.25% which was revised to 8.75% per annum on 1 July 2005. As of 31 December 2006, the outstanding balance of the ALMI note was approximately SEK 129,000 or approximately $19,000. This loan is secured by a chattel mortgage in the amount of SEK 700,000 or approximately $88,000. In addition to the ALMI note payable, there is a note payable to Skandinaviska Enskilda Banken (“SEB”). The total note amount was SEK 300,000 or approximately $38,000. The interest rate on the SEB note is approximately 6.75% per annum. As of 31 December 2006, the outstanding balance was approximately SEK 8,000 or approximately $1,000. This loan is secured by a chattel mortgage in the amount of SEK 500,000 or approximately $63,000. Both of these loans were repaid in the first quarter of 2007.

INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

YEAR ENDED 31 DECEMBER 2007

19.	FINANCIAL RISKS (continued)

On 22 December 2006, Insignia Solutions Plc entered into a Bridge Loan Agreement with Smith Micro Software Inc pursuant to which Insignia Solutions Plc borrowed $750,000 on 22 December 2006. Under this agreement, the Lender agreed to lend up to an additional $750,000 in the event that a definitive agreement between the parties was executed regarding the acquisition of substantially all of the assets of the Company by Smith Micro Software Inc. The loans are secured by substantially all of the assets of the Company and certain of its subsidiaries, including its intellectual property, and payment of the loans and performance of the Loan Agreement are guaranteed by the Company and certain of its subsidiaries. Pursuant to the Loan Agreement, Insignia Solutions Plc has agreed to pay interest on the unpaid principal amount of the loans on a quarterly basis in the amount of ten percent (10%) per annum. The total principal amount of the loans becomes due and payable on the earlier of (i) the date on which the Acquisition is consummated, (ii) 22 December 2007, (iii) the date that is sixty (60) days after termination of the Definitive Agreement by the Lender under certain circumstances, or (iv) 1 October 2007, if the Definitive Agreement is not executed by the Registrant and Lender by 30 January 2007. In February 2007, Smith Micro Software Inc increased the amount of the facility to $2 million and advanced an additional $1,250,000 to the Company under this bridge financing facility. This loan was repaid in the first quarter of 2007.

Interest rate risk
The Group places its cash primarily in bank accounts and certificates of deposit with high quality financial institutions. Interest earned fluctuates in line with bank interest rates. The Group has no financial liabilities, other than short-term creditors.

Currency analysis of financial assets and liabilities
At 31 December 2007, there were no currency options outstanding (2006: $nil outstanding).

Maturity profile of financial liabilities
The Group had no financial liabilities, other than short-term creditors, at either 31 December 2007 or 31 December 2006.

Fair values of financial assets and liabilities
The fair values of all Group financial assets and liabilities are considered to be the same as book value.

INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

YEAR ENDED 31 DECEMBER 2007

20.	POST BALANCE SHEET EVENTS

On 23 June 2008, the Company entered into an Agreement and Plan of Merger with Dollar Days International, LLC (“DDI”), a Delaware corporation (the “Merger Agreement”). Under the term of the Merger Agreement, these transactions consisted of the following:

▪	DDI formed a wholly-owned Delaware Corporation, Dollar Days International, Inc. (“DDI Inc.”) and contributed all its assets and liabilities in exchange for 100% of the stock of the Corporation

▪	DDI Inc. merged with the Company, whereby the Company agreed to issue 73,333,333 ADRs, which are common stock equivalents of the Company for all of the outstanding common stock of DDI.

▪	The combined entity agreed to issue an aggregate of 7,682,926 ADRs to a new investor in exchange for cash of $1,000.

The Company did not immediately issue the ADRs as agreed to under the terms of the Merger Agreement as the Company did not have sufficient authorized shares to permit such issuances. The Company expects to resolve this issue through a shareholder vote in 2009 to enact a reverse split. There can be no assurance that such measures will be approved by the shareholders.

 Under the agreement and plan of merger, the Company’s shareholders maintained approximately 37.1%, DDI’s shareholders obtained 56.7%, and a new investor obtained 6.2% of the combined company stock. The merger will be accounted for as a reverse merger whereby DDI is the accounting acquirer resulting in a recapitalization of DDI’s equity.

In connection with the reverse merger, the surviving corporation agreed to issue the following dilutive securities:

▪	Warrants to purchase approximately 6 million ADRs are to be issued in exchange for the cancellation of the outstanding options of the Company.

▪	Warrants to purchase approximately 3.6 million ADRs are to be issued with an exercise price of $0.13 per ADR to an investment bank in exchange for services related to the merger.

▪	Warrants to purchase approximately 8.6 million ADRs at an exercise price of $0.01 per ADR are to be issued to the Company’s Chairman.

On 23 June 2008, the Company and certain of its subsidiaries entered into a Release Agreement with Smith Micro and DDI (the “Release Agreement”). Under the terms of the release agreement, the Company and Smith Micro agreed to release all claims against each other pursuant to that certain Asset Purchase Agreement between the Company, Smith Micro, and the other parties thereto dated 11 February 2007, as amended 4 April 2007 (the “Asset Purchase Agreement”), including, but not limited to, claims made by Smith Micro under a holdback certificate dated 31 March 2008 whereby Smith Micro sought indemnification for various alleged breaches of representations and warranties in the Asset Purchase Agreement resulting in alleged aggregate losses of between approximately $3,100,000 and $6,500,000. Insignia has also agreed to release its claim for a $1,500,000 purchase price holdback amount held by Smith Micro and to deliver a cash payment of $500,000 to Smith Micro.